UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Soliciting Material Pursuant to §240.14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUNOPTA INC.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
905-821-9669

	Dear Fellow Shareholder:	April 20, 2018

Dean Hollis	It is our pleasure to cordially invite you to attend in person, via the Internet or by telephone the Annual Meeting of the Shareholders of SunOpta Inc., which will be held on Thursday, May 31, 2018 at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, Ontario, Canada at 4:00 P.M. Eastern Daylight Time.

At our Annual Meeting, shareholders will vote on: the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; and the compensation of our named executive officers, all as described in more detail in the accompanying proxy statement.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important to us. Whether or not you intend to attend the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

David Colo
Sincerely,

	Dean Hollis Chair	David Colo Chief Executive Officer

SunOpta Inc.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
T:(905) 821-9669 F:(905) 819-7971

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2018

To the holders of the common shares (“Common Shares”) and special shares, series 1 (“Special Voting Shares”) of SunOpta Inc. (the “Company”):

Notice is hereby given that an Annual Meeting of Shareholders of SunOpta Inc. (the “Meeting”) will be held on Thursday, May 31, 2018 at 4:00 P.M. Eastern Daylight Time, at the Company’s corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON, Canada L5N 2X7 for the following purposes, all as described in more detail in the accompanying proxy statement:

1.	to elect the directors of the Company;
2.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;
3.	to consider and, if deemed advisable, approve a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers; and
4.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K, as amended, which includes the Audited Consolidated Financial Statements for the year ended December 30, 2017 and related Management’s Discussion and Analysis, and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on April 3, 2018 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the Meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

If you have any questions or need assistance to vote, please contact our strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by toll-free telephone in North America at 1-877-659-1822 or collect call at 1-416-867-2272 outside North America, or by email at contactus@kingsdaleadvisors.com.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2018.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended December 30, 2017 are first being made available on or about April 20, 2018 to shareholders of the Company entitled to receive notice of and vote at the Meeting as of the record date, and such materials are also available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Meeting, you must complete and submit the enclosed of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT
TABLE OF CONTENTS

BASIS OF PRESENTATION

In this document, all currency amounts are expressed in United States (“U.S.”) dollars (“$”) unless otherwise stated. Amounts expressed in Canadian dollars are preceded by the symbol “Cdn $”. Amounts expressed in euros are preceded by the symbol “€”.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?

The Securities and Exchange Commission (the “SEC”) rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to shareholders. Most shareholders who reside in the United States have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.

If you would like to receive a paper copy of the proxy materials for the Annual Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) and for all future meetings, please follow the Notice instructions for requesting such materials. The chosen electronic delivery option lowers costs and reduces environmental impacts of printing and distributing the materials.

What is the date, time and place of the Meeting?

The Meeting will be held on Thursday, May 31, 2018 at 4:00 P.M. Eastern Daylight Time at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving proxy materials?

We sent you the Notice or this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

What are the items of business scheduled for the Meeting?

There are three matters scheduled for a vote:

•	the election of the director nominees specified in this Proxy Statement;

•	the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration; and

•	a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (“NEOs”);

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

What is included in the proxy materials?

The proxy materials include:

•	this Proxy Statement for the Meeting;

•	the accompanying proxy card; and

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

•

our Annual Report to Shareholders on Form 10-K, as amended, for the year ended December 30, 2017, which includes the Audited Consolidated Financial Statements for the year ended December 30, 2017 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Robert McKeracher, Vice President and Chief Financial Officer, and Jill Barnett, General Counsel and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company. If you appoint a non-management proxyholder, please make them aware and ensure they will attend the meeting for the vote to count.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by management and the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Advisors has been retained by the Company as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. Shareholders can contact Kingsdale Advisors either by mail at Kingsdale Advisors, The Exchange Tower, 130 King Street West, Suite 2950, P.O. Box 361, Toronto, Ontario M5X 1E2, by toll-free telephone in North America at 1-877-659-1822 or collect call outside North America at 416-867-2272, or by e-mail at contactus@kingsdaleadvisors.com.

How many classes of shares are outstanding?

The Company currently has two classes of shares issued and outstanding. The Common Shares are quoted for trading on NASDAQ (STKL) and are listed for trading on the Toronto Stock Exchange (SOY). The Company also created and issued Special Voting Shares in connection with a Series A Preferred Stock (“Preferred Stock”) financing completed by our subsidiary, SunOpta Foods Inc., in October 2016.

Unless the context otherwise requires, any reference in this Proxy Statement to “shares” of the Company refers to both the Common Shares and Special Voting Shares, and any reference to “shareholders” of the Company is intended to refer to holders of either Common Shares or Special Voting Shares.

Who can vote at the Meeting?

Subject to the restriction noted below under “How many votes are needed to approve each proposal”, each holder of Common Shares and each holder of Special Voting Shares is entitled to one vote for every share owned. The holders of Common Shares and Special Voting Shares vote together as a single class.

Only shareholders of record at the close of business on April 3, 2018, or the record date, will be entitled to vote at the Meeting. On the record date, there were 86,840,122 Common Shares and 11,333,333 Special Voting Shares issued and outstanding (98,173,455 shares in aggregate), representing 88.5% and 11.5%, respectively, of the aggregate voting rights attaching to all of the Company’s outstanding shares. Except as otherwise stated, all information relating to the number of outstanding shares or other securities of the Company in this Proxy Statement is as of April 3, 2018.

In the event a shareholder of record transfers his, her or its Common Shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes ownership of the transferred shares at least 10 days prior to the Meeting.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

Shareholder of Record – Shares Registered in Your Name

If on April 3, 2018 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

Vote by Telephone. To vote by telephone, call toll free 1-800-690-6903. You will be prompted to provide your 16 digit control located on the Notice or your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

Vote by Facsimile (Canadian shareholders only). You may also submit your proxy card via facsimile by sending it to 1-866-623-5305.

Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 16 digit control number located on the Notice or your form of proxy.

Vote by Mail. If you received a printed set of proxy materials, you may complete, sign, date and mail the separate proxy card or other proper form of proxy in the envelope provided with this Proxy Statement.If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone, facsimile or Internet, your vote must be cast no later than the proxy cut-off of 4:00 P.M. Eastern Daylight Time on Tuesday, May 29, 2018 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717, prior to 4:00 P.M. Eastern Daylight Time on Tuesday, May 29, 2018 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used). The Chair of the Meeting may waive or extend the proxy cut-off without notice at his own discretion.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions provided by that broker, bank or nominee regarding how to vote or how to revoke your voting instructions.

If you return a signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the proxy card will vote your Common Shares as you direct.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each proposal?

The number of votes required to approve each of the proposals scheduled to be presented at the Meeting is as follows:

Proposal One: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our Majority Voting Policy, any director who receives more “withhold” than “for” votes will be required to immediately submit his or her resignation as a director. See “Proposal One – Election of Directors – Majority Voting Policy” below.

Proposal Two: Appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditors and authorization of the Audit Committee to fix their remuneration. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Three: Advisory vote regarding the compensation of the Company’s NEOs. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practices, and when making compensation decisions in the future.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

FOR each of the nine nominees named in this Proxy Statement for election to the Company’s Board of Directors;

FOR the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration; and

FOR the approval of the non-binding advisory resolution regarding the compensation of the Company’s NEOs.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees are not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposal Two. See “What are ‘broker non-votes’?” below.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the SEC. We believe that Proposal Two relating to the appointment of Deloitte LLP as our independent registered public accounting firm is considered a matter on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals One or Three. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Common Share you owned as of April 3, 2018.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agents (identified below) preserve the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: TSX Trust Company, 100 Adelaide Street West, Suite 301, Toronto, Ontario, Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

What does it mean if I receive more than one copy of the Notice or proxy card?

If you receive more than one copy of the Notice or more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or follow the instructions on each copy of the Notice to ensure that all of your shares are voted.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

•	Voting again by telephone or by Internet prior to 4:00 P.M. Eastern Daylight Time on May 29, 2018, as set forth above under “How can I vote?”;

•	Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”;

•

Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at its corporate offices at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7, at any time prior to the last business day preceding the date of the Meeting; or

•	Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chair of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of all the Company’s outstanding shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 86,840,122 Common Shares and 11,333,333 Special Voting Shares outstanding (98,173,455 shares in the aggregate). Therefore, holders of at least 32,724,485 of the Company’s outstanding shares must be present, in person or represented by proxy, at the Meeting in order to establish a quorum. The Company encourages all of its shareholders to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the SEC and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by calling (905) 821-9669, by writing to Investor Relations, SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7 or by sending an email to beth.mcgillivary@sunopta.com.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our shares as of April 3, 2018 by:

•	each person who we know owns beneficially more than 5% of each class of our shares;

•	each of our directors and nominees;

•	each of our NEOs; and

•	all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all Common Shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 3, 2018. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company is not aware of any other person or group that beneficially owns more than 5% of any class of voting shares of the Company, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)	Percentage of all Shares(1)
Oaktree Capital Group, LLC 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071	Common Special Voting	19,426,032(2)(3) 11,333,333(3)	22.37% 100%	19.79% 11.55%
Morgan Stanley 1585 Broadway, New York, NY 10036	Common	7,906,575(4)	9.10%	8.05%
UBS Group AG Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland	Common	6,500,572(5)	7.49%	6.62%
Engaged Capital, LLC 610 Newport Center Drive, Suite 250, Newport Beach, CA 92660	Common	6,426,435(6)	7.40%	6.55%
FMR, LLC 245 Summer Street, Boston, MA 02201	Common	4,859,591(7)	5.60%	4.95%

(1)

Percentage of Class and Percentage of all Shares is calculated based on a total of 86,840,122 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at April 3, 2018. These totals do not include Common Shares that are issuable on the exercise of outstanding options or upon exchange of the Preferred Stock. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all Common Shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 3, 2018. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(2)	Includes 8,092,699 Common Shares owned directly by the Oaktree Funds (as defined below) and 11,333,333 Common Shares issuable on the exchange of the Preferred Stock.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(3)

On October 7, 2016, Oaktree Organics, L.P. (“Organics”) and Oaktree Huntington Investment Fund II, L.P. (“OHIF II LP” and together with Organics, the “Oaktree Funds”) subscribed for 85,000 shares of Preferred Stock of SunOpta Foods Inc. for total consideration of $85,000,000. Concurrently, the Company issued an aggregate of 11,333,333 Special Voting Shares to the Oaktree Funds. According to a Schedule 13D/A filed on December 18, 2017 by Oaktree Capital Management, L.P. (“Oaktree”), Organics owned directly 6,734,134 Common Shares and 71,196 shares of Preferred Stock exchangeable into 9,492,800 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares, and OHIF II LP owned directly 1,358,565 Common Shares and 13,804 shares of Preferred Stock exchangeable into 1,840,533 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares. Also, according to the Schedule 13D/A, Oaktree Huntington Investment Fund II GP, L.P. (“OHIF II GP”), the general partner of OHIF II LP; Oaktree, the investment manager of OHIF II GP; and Oaktree Holdings, Inc. (“Holdings, Inc.”), the general partner of Oaktree, may be deemed to have indirect beneficial ownership of the 3,199,098 Common Shares owned directly by OHIF II LP. Additionally, Oaktree Fund GP, LLC (“GP LLC”), the general partner of OHIF II GP; Oaktree Fund GP I, L.P. (“GP I”), the managing member of GP LLC; Oaktree Capital I, L.P. (“Capital I”), the general partner of GP I; OCM Holdings I, LLC (“Holdings I”), the general partner of Capital I; Oaktree Holdings, LLC (“Holdings”), the managing member of Holdings I; Oaktree Capital Group, LLC (“OCG”), the sole shareholder of Holdings, Inc. and management member of Holdings; and Oaktree Capital Group Holdings GP, LLC, the manager of OCG, may be deemed to have indirect beneficial ownership of the 19,426,032 shares owned directly in the aggregate by the Oaktree Funds.

(4)

According to a Schedule 13G/A filed jointly by Morgan Stanley (“Morgan Stanley”) and Morgan Stanley Capital Services LLC (“MSCS”) on February 13, 2018, Morgan Stanley beneficially owns 7,906,575 Common Shares and has shared voting and shared dispositive power over 7,904,575 and 7,866,404 Common Shares, respectively. MSCS has shared voting and shared dispositive power over 7,611,167 Common Shares. The Common Shares reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSCS, a wholly-owned subsidiary of Morgan Stanley.

(5)

According to a Schedule 13G/A filed jointly by UBS Group AG on behalf of itself and its wholly-owned subsidiaries UBS AG London Branch, UBS Financial Services Inc. and UBS Securities LLC (collectively, the “UBS Group”) on February 13, 2018, the UBS Group has shared voting and shared dispositive power over 6,500,572 Common Shares.

(6)

According to a Schedule 13D filed on October 12, 2016 by Engaged Capital, LLC (“Engaged Capital”), Engaged Capital Flagship Master Fund, LP (“Engaged Capital Flagship Master”) owned directly 2,896,833 Common Shares, and has the sole power to vote and dispose of those shares and Engaged Capital Co-Invest IV, LP (“Engaged Capital Co-Invest IV”) owned directly 3,191,639 Common Shares, and has the sole power to vote and dispose of those shares. In addition, a certain managed account of Engaged Capital (the “Engaged Capital Account”) held 337,963 Common Shares. Also, according to the Schedule 13D, each of Engaged Capital Flagship Fund, LP and Engaged Capital Flagship Fund, Ltd., as feeder funds of Engaged Capital Flagship Master, may be deemed to have indirect beneficial ownership of the 2,896,833 Common Shares owned directly by Engaged Capital Flagship Master. Additionally, Engaged Capital, as the general partner and investment advisor of Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and the investment adviser of the Engaged Capital Account, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Engaged Capital Holdings, LLC (“Engaged Holdings”), as the managing member of Engaged Capital, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Glenn W. Welling, as the Founder and Chief Investment Officer of Engaged Capital and sole member of Engaged Holdings, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(7)

According to a Schedule 13G filed by FMR, LLC (“FMR”) on February 13, 2018, FMR has sole voting power over 3,346,613 Common Shares and sole dispositive power over 4,859,591 Common Shares. The Common Shares reported by FMR as a parent holding company are beneficially owned by FIAM LLC, Fidelity Institutional Asset Management Trust Company, and FMR Co., Inc.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)			Total Number of Common Shares, Vested Options and Vested RSUs	Percentage of Class(5)	Percentage of all Shares(5)
	Common Shares	Vested Options(3)	Vested RSUs(4)
Margaret Shân Atkins Director	28,965	5,322	33,988 (6)	68,275	*	*
Jill Barnett Vice President and General Counsel	6,917	21,016	4,213	32,146
Dr. Albert Bolles Director	67,995	5,322	9,474	82,791	*	*
Derek Briffett(7) Director	-	-	-	-
David Colo President, Chief Executive Officer and Director	168,230	-	-	168,230	*	*
Michael Detlefsen Director	65,020 (8)	17,322	35,620 (9)	117,962	*	*
Dean Hollis(10) Chair of the Board	102,391	15,967	9,474	127,832	*	*
Katrina Houde Director, Former Interim Chief Executive Officer	86,524	45,322	18,450(11)	150,296	*	*
Robert McKeracher Vice President and Chief Financial Officer	75,556	188,800	5,545	269,901	*	*
John Ruelle Senior Vice President, RMSS and Corporate Development	50,000	150,248	6,568	206,816	*	*
Brendan Springstubb(12) Director	13,629	5,322	9,474	28,425	*	*
Gregg Tanner Director	9,531	5,079	9,474	24,084	*	*
Gerard Versteegh Senior Vice President, Global Ingredients	125,578	140,833	6,955	273,366	*	*
All directors and executive officers as a group (23)	876,127	639,316	199,215	1,714,658	1.97%	1.75%

(1)	The address of each director and executive officer is 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(2)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the Common Shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(3)	The number of vested options includes options that will become exercisable within 60 days of April 3, 2018. The exercise price of vested options ranges from $3.27 to $13.86 per share.

(4)

The number of vested Restricted Stock Units (“RSUs”) includes RSUs that will vest within 60 days of April 3, 2018 as well as any RSUs that a director has deferred until his or her departure from the Board, which are specifically noted within the individual biography section.

(5)

Percentage of Class and Percentage of all Shares is calculated based on a total of 86,840,122 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at April 3, 2018 (*indicates less than 1% of the outstanding Common Shares).

(6)	Includes 33,988 RSUs that Ms. Atkins has deferred until her departure from the Board.

(7)	Mr. Briffett was appointed to the Board on November 6, 2017.

(8)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.

(9)	Includes 26,146 RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(10)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 6,734,134 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock which is exchangeable for 9,492,800 Common Shares. See Note (2) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(11)	Includes 9,474 RSUs that Ms. Houde has deferred until her departure from the Board.

(12)	Pursuant to the terms of Mr. Springstubb’s employment arrangements with Engaged Capital, all options and RSUs were issued to Engaged Capital.

Effective February 2018, the Company adopted a formal policy to prohibit officers and directors from hedging against declines in the market value of their equity based compensation or equity securities through the use of financial instruments. The Company is not aware of any officers or directors engaging in any hedging transactions prior to or after this policy becoming effective.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our Common Shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our Common Shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 30, 2017, all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

It is proposed that the following nine individuals be elected as directors of the Company at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors.

Board of Director Nominees in Alphabetical Order:

Margaret Shân Atkins
Dr. Albert Bolles
Derek Briffett
David Colo
Michael Detlefsen
Dean Hollis
Katrina Houde
Brendan Springstubb
Gregg Tanner

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the nine director nominees named above. The nine nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. In accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. See “Majority Voting Policy” below. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies on this proposal will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information about the Board Nominees

The biographies that follow provide certain information as of April 3, 2018 with respect to each director nominee. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Majority Voting Policy

The Board has adopted a policy providing that, in an uncontested election of directors,shareholders will be able to vote in favor of, or to withhold from voting, separately for each director nominee. If any nominee receives a greater number of votes “withheld” than votes “for”, then that nominee is required to tender his or her resignation to the Board immediately following the relevant shareholder meeting. At the option of the nominee, his or her resignation may be unconditional and effective immediately or may be subject to or conditional upon acceptance by the Board and only effective upon acceptance by the Board. If the resignation is conditional upon acceptance by the Board, the Board will then refer the resignation for consideration by the Corporate Governance Committee which, among other matters, is responsible for selecting or recommending director nominees, and the Corporate Governance Committee will provide a recommendation as to whether the resignation should be accepted. Any director who tenders his or her resignation shall not participate in any meeting of the Board or of the Corporate Governance Committee, if he or she is a member of the Corporate Governance Committee, at which his or her resignation is considered. The Board shall accept the resignation absent exceptional circumstances. The Board will make its decision as to whether or not to accept the resignation within ninety (90) days after the date the resignation is tendered. The Board will promptly issue a news release with the Board’s decision and, if the decision is not to accept the resignation, shall include in the news release the reasons for its decision. A copy of the news release will be filed with the Toronto Stock Exchange and any other applicable regulatory authority.

Advance Notice By-Law

Effective November 10, 2015, the Board approved and adopted by-law number 15 (the “Advance Notice By-Law”) providing for advance notice requirements for the nomination of directors. The Company’s shareholders subsequently approved the Advance Notice By-law at the annual and special meeting of shareholders held on May 10, 2016. A copy of the Advance Notice By-law can be found under the Company's profile on the SEDAR website at www.sedar.com.

The Advance Notice By-Law establishes the conditions and framework under which holders of record of Common Shares may exercise their right to submit director nominations and is designed to ensure that shareholders receive adequate notice of all director nominations to be considered at a shareholders' meeting and sufficient information so that shareholders can cast an informed vote.

The Advance Notice By-Law provides that for an annual meeting of shareholders (including an annual and special meeting), advance notice of director nominations to the Company must be given not less than thirty (30) days prior to the date of the annual meeting. If the annual meeting is to be held on a date that is less than fifty (50) days following the date of public announcement of date of the annual meeting, notice must be given by the nominating shareholder not later than the close of business on the tenth (10th) day following the notice date. In the case of a special meeting of shareholders (which is not also an annual meeting), called for the purpose of electing directors (whether or not called for other purposes as well), notice to the Company must be given not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made. The Advance Notice By-Law requires the nominating shareholder to include in its notice to the Company certain information regarding the nominating shareholder and the director nominees.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Margaret Shân Atkins Age: 61 Location: Illinois, USA Director Since: Oct 2014 Independent Director

Margaret Shân Atkins was appointed to the Board of Directors in October 2014. Ms. Atkins served as Chair of the Audit Committee from January 2015 through November 2016 and was appointed Chair of the Compensation Committee in November 2016. Ms. Atkins was appointed to the Corporate Governance Committee on February 27, 2017 and served as a member of the Operations Transformation Committee until February 2017.

Ms. Atkins has been an independent corporate director for more than a decade, serving on a number of public and private company boards in the United States and Canada. She spent most of her executive career in the retail/consumer sector, including various positions with Sears Roebuck & Co., a major North American retailer, from 1996 to 2001 where she was promoted to Executive Vice President in 1999. Prior to joining Sears, Ms. Atkins spent 14 years at Bain & Company, Inc., the international management consultancy, as a leader in Bain's consumer and retail practice. Ms. Atkins began her career as a public accountant at what is now PricewaterhouseCoopers LLP, a major accounting firm, and has designations as a Chartered Professional Accountant, Chartered Accountant (Ontario) and Certified Public Accountant (Illinois). Ms. Atkins holds an Honours Bachelor of Commerce degree from Queen’s University in Kingston, Ontario, as well as a Masters of Business Administration from Harvard University. She is recognized as a Board Governance Fellow by the (U.S.) National Association of Corporate Directors, and is also a member of the Canadian Institute of Corporate Directors.

Director Qualifications: Ms. Atkins currently serves on the boards of SpartanNash Company, a national grocery wholesaler and retailer in the US; Darden Restaurants, Inc., an owner and operator of more than 1,500 restaurants in North America including Olive Garden, Longhorn Steakhouse and The Capital Grille; and LSC Communications, a leading printer of books, catalogs, magazines and a manufacturer of office supplies. From 2005 until 2012, Ms. Atkins also served as a director for Shoppers Drug Mart, which was later acquired by Loblaws. Ms. Atkins brings extensive experience as an independent corporate director in the areas of governance and regulatory, compensation, succession planning, accounting and strategy.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
LSC Communications (NYSE: LKSD) 10/16-Present	Tim Hortons (TSX: THI) 5/07-12/14
Darden Restaurants, Inc. (NYSE: DRI) 10/14-Present
SpartanNash Company (NASD: SPTN) 12/13-Present
Spartan Stores (NASD: SPTN) 8/03-12/13
The Pep Boys – Manny, Moe & Jack (NYSE: PBY) 6/04-7/15
Tim Hortons (NYSE: THI) 5/07-12/14
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board	13 of 14	93%
Chair of Compensation Committee	13 of 13	100%
Member of Corporate Governance Committee	6 of 6	100%
Combined Total	32 of 33	97%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(1)	RSUs(1)	RSUs	Options and RSUs(2)
28,965	5,322	33,988	68,275	$464,270

(1)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018. 33,988 of the total RSUs are RSUs that Ms. Atkins has deferred until her departure from the Board.

(2)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Dr. Albert Bolles Age: 60 Location: Illinois, USA Director Since: Oct 2016 Independent Director

Dr. Albert Bolles was appointed to the Board on October 7, 2016 and currently serves as a member of the Audit Committee and Corporate Governance Committee. Dr. Bolles also served as a member of the Operations Transformation Committee through July 2017.

Dr. Bolles most recently served as Executive Vice President, Chief Technology & Operations Officer of ConAgra Foods, a leading consumer products food company with net sales exceeding $16 billion. Prior to this role, Dr. Bolles was Executive Vice President, Research, Quality and Innovation for ConAgra, championing the development and execution of multiple new and improved products, realizing incremental growth for ConAgra Foods and a multi-year pipeline to sustain and advance growth further. Prior to joining ConAgra in 2006, Dr. Bolles served as Vice President, Worldwide Research & Development (R&D) for PepsiCo Beverages and Foods, responsible for global R&D leadership for beverages (Pepsi, Gatorade, and Tropicana) and Quaker Foods including product, process, package and sensory R&D, Nutrition, Quality, and Scientific & Regulatory Affairs. His prior appointment was with Gerber Foods for over eight years up to R&D Director, overseeing infant and toddler global research and development. Dr. Bolles holds six patents and has won numerous awards for his contribution to the world of food science.

Director Qualifications: Dr. Bolles currently serves as a director of Landec Corporation, where he is a member of the Compensation Committee, the Food Innovation Committee and the Nominating and Corporate Governance Committee. He is a graduate of Michigan State University with a B.S. in Microbiology and an M.S. and Ph.D. in Food Science. His experience in the areas of research and development, innovation, quality and risk management along with breadth of knowledge in the food industry is a great addition to the SunOpta Board of Directors. Dr. Bolles also has experience partnering with the FDA and USDA on influencing and crafting public policy that benefits consumers and the passage of the Food Safety Modernization Act in 2010.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
Landec Corporation (NASD: LNDC) 5/14-Present	None
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board	13 of 14	93%
Member of Audit Committee	10 of 11	91%
Member of Corporate Governance Committee	6 of 6	100%
Combined Total	29 of 31	94%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(1)	RSUs(1)	RSUs	Options and RSUs(2)
67,995	5,322	9,474	82,791	$562,979
(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018.
(2)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Derek Briffett Age: 60 Location: Ontario, Canada Director Since: Nov 2017 Independent Director	Derek Briffett was appointed to the Board on November 6, 2017 and currently serves as a member of the Audit Committee.

Mr. Briffett has been an independent consultant since 2015. Mr. Briffett previously served as Chief Operating Officer from 2013-2015 for Associated Brands, which was acquired by Treehouse Foods, leading operations, supply chain and co-manufacturing sales in addition to finance, IT and customer service. Prior to serving as Chief Operating Officer, Mr. Briffett was Associated Brands’ Chief Financial Officer from 2008-2012. Before joining Associated Brands, Mr. Briffett was Senior Financial Officer for the International Foods Group of Conagra Foods and held senior positions at Loblaw Companies, Kraft Foods and Procter & Gamble.

Mr. Briffett has a track record of consistently driving profit improvement in all aspects of the food industry from Tier 1 Branded Manufacturers and Food Retailers to Private Equity backed Private Label Manufacturers. He has an MBA from Queen’s University and a Bachelor of Commerce from Memorial University.

Director Qualifications: Mr. Briffett has served on the Board of Canadian Feed the Children where he held roles as Chair of the Finance and Audit Committee, Vice-Chair of the Board and Chairman of the Board. He also served on the Board and Audit Committee of Agro Tech Foods, a leading food producer in India. He brings a unique holistic perspective on the CPG and retail industries, gained from 20 years of Chief Operating Officer and Chief Financial Officer roles with industry leaders in branded manufacturing, private label manufacturing and food retailing in the US, Canada and international markets, including China, India, Mexico and the UK.
Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board(1)	3 of 3	100%
Member of Audit Committee(1)	0 of 0	-
Combined Total	3 of 3	100%
Equity Ownership
			Total Common	Total Market Value
			Shares, Options and	Common Shares,
Common Shares	Options(2)	RSUs(2)	RSUs	Options and RSUs(3)
-	-	-	-	-

(1)	Mr. Briffett was appointed to the Board and the Audit Committee on November 6, 2017. His attendance reflects the number of meetings following his appointment date.
(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018.
(3)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

David Colo Age: 55 Age: Location: Minnesota, USA Director Since: Feb 2017 Non-Independent

David J. Colo was appointed as the Company’s President and Chief Executive Officer and as a director of the Company on February 6, 2017. Mr. Colo joined the Company from Diamond Foods, Inc. where he served as Executive Vice-President, Chief Operating Officer. Mr. Colo has 30 years of leadership experience in general management, operations and supply chain management. As Executive Vice-President and Chief Operating Officer for Diamond Foods, Mr. Colo had direct responsibility for marketing, innovation, R&D, operations, supply chain, procurement, quality, food safety, grower services and contract manufacturing. Together with the Diamond Foods executive team, he was responsible for leading the turnaround of the highly distressed company and its successful sale for approximately $1.9 billion to Snyder's-Lance in March 2016.

Before joining Diamond Foods, Mr. Colo spent approximately three years as an independent industry consultant, focusing on organizational optimization and planning. From 2005 to 2009, he held leadership positions in the consumer products division of ConAgra Foods, including roles as Senior Vice President of Sales and Operations Planning, Senior Vice President of Enterprise Manufacturing and Senior Vice President of Operations. From 2003 to 2005, he served as President of ConAgra Food Ingredients.

Mr. Colo is a member of the board of MGP Ingredients, Inc., a leading U.S. supplier of premium bourbons, whiskeys, distilled gins and vodkas, where he serves as Chair of the HR and Compensation Committee and is a member of the Audit Committee and Governance Committee. Mr. Colo holds a Bachelor of Science, Agribusiness Economics, from Southern Illinois University.

Director Qualifications: Mr. Colo brings to the SunOpta Board of Directors leadership, business intensity and operational skills along with a proven track record in the food industry. His significant experience in and understanding of general management, operations, supply chain management and company turnarounds provides the Board with a valuable perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
MGP Ingredients, Inc. (NASD: MGPI) 8/15-Present	None
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board(1)	11 of 12	92%
Combined Total	11 of 12	92%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(2)	RSUs(2)	RSUs	Options and RSUs(3)
168,230	-	-	168,230	$1,143,964

(1)	Mr. Colo was appointed to the Board on February 6, 2017. His attendance reflects the number of meetings following his appointment date.
(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018.
(3)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Michael Detlefsen Michael Detlefsen Age: 54 Age: 52 Location: Ontario, Canada Director Since: May 2013 Independent Director

Michael Detlefsen was appointed as a director of the Company in May 2013 and since that time has also served as a member of the Audit Committee. On November 8, 2016, Mr. Detlefsen was appointed Chair of the Audit Committee and a member of the Compensation Committee. Mr. Detlefsen also served as a member of the Operations Transformation Committee until February 2017.

Mr. Detlefsen is currently Managing Director of Pomegranate Capital Advisors Inc. and President and CEO of Tangerine Holdings Inc. He is also Executive Chairman of Elevation Brands, LLC, a gluten free food processor, and Chairman of the Board at Sensible Organics Inc., a natural and organic personal care and beauty products company. From 2011-2016, Mr. Detlefsen was Co- Managing Director of Muir Detlefsen & Associates Limited. He was Chief Restructuring Officer of Organic Meadow Inc. from 2014 to 2015. From 2013 to 2014 he was Interim CEO of Ceres Global Ag Corp. and from 2008 to 2013, he was President of Ceres. Mr. Detlefsen was also previously with Maple Leaf Foods Inc. where he held the position of Vice President, Corporate Development from 1999 to 2000, Executive Vice President Vertical Coordination from 2000 to 2004 and President of Maple Leaf Global Foods, the global sales, marketing and trading subsidiary of Maple Leaf Foods Inc. from 2005 to 2007.

Mr. Detlefsen is currently a director of Phoenix Canada Oil Company Limited, a Governor of the Royal Ontario Museum, a member of Harvard University’s Private and Public, Scientific, Academic and Consumer Food Policy Committee and a member of the Finance Committee and 150th Anniversary Campaign Cabinet of Trinity College School.

Director Qualifications: Mr. Detlefsen brings extensive strategy, operating, transactional and governance experience in the food and other industries to the SunOpta Board of Directors. Mr. Detlefsen has a unique combination of domestic and international expertise and a deep understanding of global supply chain risks and opportunities.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Phoenix Canada Oil Co. Ltd. (TSX: PCO) 12/15-Present
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board	14 of 14	100%
Chair of Audit Committee	11 of 11	100%
Member Compensation Committee	12 of 13	92%
Combined Total	37 of 38	97%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares(1)	Options (2)	RSUs(2)	RSUs	Options and RSUs(3)
65,020	17,322	35,620	117,962	$802,142

(1)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.
(2)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018. 26,146 of the total RSUs are RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(3)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Dean Hollis Age: 57 Location: Nebraska, USA Director Since: Nov 2017 Independent Director

Dean Hollis was appointed to the Board on October 7, 2016 and as Board Chair effective November 9, 2016. Mr. Hollis is currently a member of the Corporate Governance Committee and Compensation Committee. Mr. Hollis also served as a member of the Operations Transformation Committee until February 2017.

Mr. Hollis presently serves as a senior advisor for Oaktree Capital. Prior to retiring in 2008, Mr. Hollis served as the President and Chief Operating Officer of the Consumer Foods Division of ConAgra Foods from December 2004 to July 2008. During Mr. Hollis' 21 years with ConAgra Foods, he held many executive level positions, including Executive Vice President, Retail Products; President, Grocery Foods; President, Frozen Foods; President, Specialty Foods; and President, Gilardi Foods. Mr. Hollis holds a Bachelor’s degree in Psychology from Stetson University, and serves on its board of directors.

Director Qualifications: Mr. Hollis is currently a director of Hain Celestial Group, Inc. and serves on its Corporate Governance and Nominating Committee. Previously, Mr. Hollis was Chairman of the Board and member of the Compensation Committee of AdvancePierre Foods, Inc. until its sale to Tyson Foods in June 2017. From 2009 to October 2015, Mr. Hollis served as a director of Landec Corporation, where he also served as Chairman of the Compensation Committee. From July 2011 until the completion of its sale in January 2016, Mr. Hollis served as a director of Boulder Brands, Inc., a leader and innovator in health and wellness foods, where he also served as Chairman of the Board and a member of the Audit Committee. From May 2012 until the completion of its sale in February 2016, Mr. Hollis served as a director of Diamond Foods, Inc. and a member of the Audit Committee and Nominating and Governance Committee. Mr. Hollis’ extensive experience in the food industry and serving on public company boards together with his deep knowledge of sales, marketing and strategy are particularly valuable to the SunOpta Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
Hain Celestial Group, Inc (NASDAQ:HAIN) 9/17-Present	None
AdvancePierre Foods, Inc.(formerly NYSE:APFH)12/08-6/17
Landec Corporation (NASDAQ:LNDC) 8/09-10/15
Boulder Brands, Inc. (formerly NASDAQ:BDBD) 7/11-1/16
Diamond Foods, Inc. (formerly NASDAQ:DMND) 5/12-2/16
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Chair of Board	14 of 14	100%
Member of Corporate Governance Committee	4 of 4(1)	100%
Member of Compensation Committee(1)	4 of 6	66%
Combined Total	22 of 24	92%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares(2)	Options (3)	RSUs(3)	RSUs	Options and RSUs(4)
102,391	15,967	9,474	127,832	$869,258

(1)

Mr. Hollis recused himself and did not attend two of the Corporate Governance Committee Meetings due to a conflict of interest that he informed the Committee of prior to the meetings. He was appointed to the Compensation Committee on February 27, 2017. His attendance reflects the number of meetings following his appointment date.

(2)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 6,734,134 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock which is exchangeable for 9,492,800 Common Shares. See Note (2) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(3)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018.
(4)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Katrina Houde Age: 59 Location: Ontario, Canada Director Since: Dec 2000 Independent Director

Katrina Houde was appointed to the Board of Directors in December 2000 and served as Chair of the Compensation Committee from August 2014 to November 2016 and as a member of the Audit Committee until November 8, 2016. Ms. Houde was appointed Interim Chief Executive Officer for the Company effective November 11, 2016 and served in that capacity through February 6, 2017 until the appointment of Mr. Colo as Chief Executive Officer. On February 27, 2017, Ms. Houde was appointed Chair of the Corporate Governance Committee and a member of the Audit Committee. She also served as a member of the Operations Transformation Committee through July 2017.

Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp. and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is a Director of a number of private and charitable organizations.

Director Qualifications. Ms. Houde has held a variety of senior level positions in the food industry. When combined with her extensive knowledge of the Company’s history, strategies and governance practices, she brings valuable insight, leadership and experience to the Board of Directors. Additionally, Ms. Houde’s significant understanding of the Company’s business and operations acquired through her service as the Interim Chief Executive Officer provides the SunOpta Board of Directors with a valuable perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board	14 of 14	100%
Chair of Corporate Governance Committee(1)	6 of 6	100%
Member of Audit Committee(1)	8 of 8	100%
Combined Total	28 of 28	100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (2)	RSUs(2)	RSUs	Options and RSUs(3)
86,524	45,322	18,450	150,296	$1,022,013

(1)	Ms. Houde was appointed Chair of the Corporate Governance Committee and a member of the Audit Committee on February 27, 2017. Her attendance reflects the number of meetings following her appointment.
(2)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018. 9,474 of the total RSUs are deferred RSUs that Ms. Houde has deferred until her departure from the Board.

(3)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Brendan Springstubb Age: 34 Location: California, USA Director Since: Oct 2016 Independent Director

Brendan Springstubb was appointed to the Board on October 7, 2016 and is currently a member of the Audit Committee and Compensation Committee. Mr. Springstubb was also a member of the Operations Transformation Committee until February 2017.

Mr. Springstubb is a Principal at Engaged Capital, a California-based investment firm and registered advisor with the SEC focused on investing in small and mid-cap North American equities, which he joined in June 2013. In this role, Mr. Springstubb has been responsible for sourcing and managing a variety of Engaged Capital’s investments in the consumer, healthcare and technology sectors. Prior to joining Engaged Capital, Mr. Springstubb held multiple roles with Relational Investors, LLC (“Relational”) a $6 billion activist equity fund, from June 2005 to April 2013. At Relational, Mr. Springstubb was most recently the senior analyst covering the healthcare sector where he was responsible for identifying and overseeing activist investment opportunities and communicating with portfolio company management teams. Prior to leading the healthcare group, Mr. Springstubb was a generalist covering investments in the telecom, financial and technology sectors. Mr. Springstubb earned a Master’s degree in Biotechnology with a dual concentration in Biotechnology Enterprise and Regulatory Affairs from Johns Hopkins University and a Bachelor’s degree in Economics and Molecular Biology from Pomona College. Mr. Springstubb is also a CFA Charter holder and a Certified Financial Risk Manager.

Director Qualifications: Mr. Springstubb’s experience working at an investment firm and activist equity fund provides the Board with a unique perspective. Additionally, Mr. Springstubb’s financial acumen and experience enables him to analyze and review financial statements in order to oversee financial reporting, understand capital structure and provide insight on Company strategy and operations.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board	14 of 14	100%
Member of Audit Committee	11 of 11	100%
Member of Compensation Committee	13 of 13	100%
Combined Total	38 of 38	100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (1)	RSUs(1)	RSUs	Options and RSUs(2)
13,629	5,322	9,474	28,425	$193,290

(1)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018. Pursuant to the terms of Mr. Springstubb’s employment arrangements with Engaged Capital, all options and RSUs were issued to Engaged Capital.

(2)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Gregg Tanner Age: 61 Location: Arizona, USA Director Since: Jan 2017 Independent Director

Gregg Tanner was appointed to the Board and as a member of the Operations Transformation Committee on January 19, 2017. On February 27, 2017, Mr. Tanner was appointed Chair of the Operations Transformation Committee and a member of the Audit Committee and Corporate Governance Committee. He served as Chair of the Operations Transformation Committee until its dissolution in July 2017.

Mr. Tanner served as Chief Executive Officer and Director for Dean Foods Company from October 2012 to December 2016. As the Dean Foods’ Chief Executive Officer, and with his experience in supply chain management, Mr. Tanner provided the board of Dean Foods with invaluable insight regarding its operations and businesses. Prior to serving as CEO, Mr. Tanner served as Dean Foods’ Chief Supply Chain Officer and President of its Fresh Dairy Direct division, where he was responsible for all sales, marketing, manufacturing and distribution functions for Dean Foods' largest business unit and for supply chain operations for Dean Foods as a whole. Mr. Tanner joined Dean Foods in 2007. Prior to joining Dean Foods, Mr. Tanner was Senior Vice President, Global Operations with The Hershey Company. Before joining The Hershey Company, Mr. Tanner was Senior Vice President, Retail Supply Chain at ConAgra Foods, Inc. where he directed the entire supply chain for retail products. Earlier in his career, Mr. Tanner held positions at Quaker Oats Company and Ralston Purina Company. Mr. Tanner currently serves on the board of the Phoenix Children’s Hospital. He is a graduate of Kansas State University.

Director Qualifications. Since 2007, Mr. Tanner has served on the Board of Directors of The Boston Beer Company, Inc., where he is the Chair of the Audit Committee. He is currently a director at SpartanNash Company, a national grocery wholesaler and retailer in the US, and also a member of the Compensation Committee. Mr. Tanner previously served as Chair of the Milk Industry Foundation, as Vice Chair of the Board of Directors of the International Dairy Foods Association and as a member of the Board of Directors of the Grocery Manufacturers Association. His knowledge and experience in the food industry, leadership and management of various business operations throughout his career and corporate governance and public company board experience make him highly qualified for service on the SunOpta Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
SpartanNash Company (NASD: SPTN) 2/18-Present	None
Dean Foods Company (NYSE: DF) 10/12-12/16
Boston Beer Company, Inc. (NYSE: SAM) 10/07-Present
2017 Board / Committee Membership	2017 Meeting Attendance	Percentage
Member of Board(1)	13 of 13	100%
Member of Audit Committee(1)	7 of 8	88%
Member of Corporate Governance Committee(1)	5 of 5	100%
Total Combined	25 of 26	96%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (2)	RSUs(2)	RSUs	Options and RSUs(3)
9,531	5,079	9,474	24,084	$163,771

(1)

Mr. Tanner was appointed to the Board on January 19, 2017 and a member of the Audit and Corporate Governance committees on February 27, 2017. His attendance reflects the number of meetings following his appointment.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 3, 2018.
(3)	The market value has been determined based on $6.80 being the closing price of the Common Shares as at April 3, 2018.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

CORPORATE GOVERNANCE

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. Consequently, the Board of Directors is committed to ensuring that the Company follows best practices and continually seeks to enhance and improve its corporate governance practices.

Board Mandate

The Board is responsible for the stewardship of the Company and to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. The Board establishes overall policies and standards for the Company. Where appropriate, the directors rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each such committee.

In accordance with its mandate, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives, among others:

•	the Company’s strategic planning process;
•	the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;
•	succession planning and evaluation of relative strengths of existing management including the needs to ensure sufficient depth of management;
•	oversight of communications and public disclosure including the Company’s disclosure policy and receiving feedback from stakeholders;
•	analysis and approval of significant transactions including material acquisitions and dispositions of businesses or other Company assets; and
•	the Company’s internal controls and management information systems.

Board Composition, Size and Leadership

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of fifteen directors. Presently, the Board of Directors consists of nine directors. These nine directors are being nominated for re-election at the Meeting. If a suitable candidate is identified, the Board may add an additional director following the Meeting as part of its succession planning activities.

In accordance with its mandate, the Corporate Governance Committee regularly considers the appropriate skills and characteristics required of Board members, taking into consideration the Board's short-term needs and long-term succession plans. The Corporate Governance Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. Additionally, the committee develops and periodically updates a long-term plan for the Board's composition taking into consideration the independence, age, skills, experience and availability of service to the Company of its members, as well as the opportunities, risks, and strategic direction of the Company. Having regard for the results of the foregoing, the Corporate Governance Committee makes recommendations to the full Board regarding the size and composition of the Board and seeks to identify qualified individuals to become Board members as deemed appropriate.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s Business Ethics and Code of Conduct (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition, the Company has established and maintains, through an independent third-party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The Board, each committee and each of the individual directors are typically assessed annually at the end of the year as part of the Company’s evaluation process. During this annual assessment process, each director is required to complete an individual assessment, which is prepared and reviewed by someone other than the directors. The results of this review are reported to, and discussed in detail at, a meeting of the full Board of Directors.

On November 6, 2017, Derek Briffett was appointed to the Company’s Board of Directors, increasing the size of the Board to nine directors. Mr. Briffett also serves on the Company’s Audit Committee. Mr. Briffett most recently served as Chief Operating Officer from 2013 to 2015 for Associated Brands, which was acquired by Treehouse Foods, leading operations, supply chain and co-manufacturing sales in addition to finance, information technology and customer service.

David Colo, our President and CEO, currently serves on the Board of Directors and Dean Hollis is the Chair of the Board. The Board does not have a formal policy concerning the separation of the roles of CEO and Chair, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the composition of the Board from time to time. As indicated above, these roles are currently separate.

The Chair of the Board sets the agenda for meetings of the Board with input and feedback from the directors. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors”. An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators (the “CSA”) recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no “material relationship” with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements set forth by the CSA in National Instrument 52-110 - Audit Committees, as well as the rules and regulations of the Toronto Stock Exchange (the “TSX”), NASDAQ and SEC.

The Board has determined that each of the following eight directors nominated for election are independent: Margaret Shân Atkins, Dr. Albert Bolles, Derek Briffett, Michael Detlefsen, Dean Hollis, Katrina Houde, Brendan Springstubb and Gregg Tanner. David Colo, President and CEO, is currently an officer of the Company, and is therefore not considered independent. As a result, if all of the director nominees are elected at the Meeting, eight of the nine directors will be independent. These independent directors currently comprise in full the membership of each standing Board committee described in this Proxy Statement.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. The Chair of the Board presides over these meetings.

Meeting Attendance

The Board held 14 duly called meetings during fiscal year 2017 and committees of the Board held a total number of 30 meetings. Each incumbent board member attended 92% or more of his or her combined total meetings of the Board and all committees on which he or she served. All directors were in attendance at the 2017 Annual and Special Meeting of the Shareholders on May 24, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Term and Age Limits

A director’s term of office is from the date on which he or she is elected or appointed until the close of the next annual meeting. The Board believes that individual directors should be rigorously evaluated on the basis of their skills, knowledge, experience, character, attendance and contributions to the Board and the business of the Company and the specific needs and requirements of the Board without regard to their term of service or age. At this time, the Board has, therefore, not adopted term or age limits for directors as it believes it is important to find a balance between ensuring a mechanism for fresh ideas and viewpoints while not losing the insight, experience and other benefits of continuity contributed by longer serving directors. However, as the Board recognizes that diversity of views from longer-term and newly-appointed directors can contribute to effective decision making, the Board considers the term of service of individual directors, the average term of the Board as a whole and turnover of directors in recent years when proposing a slate of nominees.

Diversity

The Board believes that directors with diverse backgrounds and experiences benefit the Company by enabling the Board to consider issues from a variety of perspectives. In 2015, the Board approved a separate written diversity policy, which is posted at http://investor.sunopta.com/governance.cfm. In support of the Company’s commitment to diversity, when selecting qualified candidates to serve on the Board, SunOpta will consider a wide range of diversity criteria including gender, ethnicity, personal abilities, geographic location and other factors. The Board seeks to include members not only with diverse backgrounds, but also with skills and experience, including appropriate financial and other expertise relevant to the business of the Company, in order to find the best qualified candidates given the needs and circumstances of the Board. For these reasons, the Board has not established specific targets relating to the identification, nomination or representation on either the Board or among executive officers based on gender or any other specific criteria.

Currently, the Board is comprised of two female directors (22%) and seven male directors (78%). Assuming all of the Company’s nominees are elected, the Board will continue to be comprised of two female directors (22%) and seven male directors (78%) following the Meeting. The Board hopes to increase the representation of women on the Board as turnover occurs, taking into account the skills, experience and knowledge desired at that particular time by the Board.

With respect to executive officer positions, currently there are two females (13%) and thirteen males (87%) at this level within the Company. While there are currently no specific goals or plans with respect to women in executive officer positions, the Company hopes to increase the representation of women at the executive officer level as positions are available, taking into account the skills, experience and knowledge desired at that particular time by the Company.

Director Orientation and Continuing Education

The Company has a formal director orientation policy to ensure that all new directors receive proper orientation to facilitate the level of familiarity with the Company’s practices, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

1)

The new director meets with the Chair of the Board and the Company’s CEO to discuss various information about the Company, including history, vision, mission and values, organization structure, shareholdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

2)

The new director meets with the Chair to discuss the aspects of the Board such as organizational documents and Board and committee minutes for the past year, Board administration matters, expense reimbursement practices, and Company policies.

3)

The new director meets with other directors of the Company and certain members of management which allows new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet other members of management and to visit the Company’s premises and view its operations.

4)

New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate and the Company’s Business Ethics and Code of Conduct policies. New directors are required to affirm that they have read and understand the Company’s Business Ethics and Code of Conduct.

The Company also encourages directors to attend other appropriate continuing education programs. Furthermore, the Board and its committees received a number of presentations in 2017 to expand the Board’s knowledge of the Company’s business, industry and principal risks and opportunities. Presentation topics included retail consumption and consumer trends, insurance coverages and risk mitigation, cyber security, assessment of inventory and reserves, commodity risks, regulatory updates from legal counsel and product development and innovation. In addition to these presentations, written materials likely to be of interest to directors that have been published in periodicals, newspapers or by legal or accounting firms are routinely forwarded to directors or included with Board and committee meeting materials.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Board receives regular updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company’s long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and internal governance policies and practices and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investors” link. The following table summarizes the current membership of each of our three Board committees. Each of the three committees is composed entirely of independent directors.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee
Margaret Shân Atkins		✓	Chair
Dr. Albert Bolles	✓	✓
Derek Briffett	✓
Michael Detlefsen	Chair		✓
Dean Hollis		✓	✓
Katrina Houde	✓	Chair
Brendan Springstubb	✓		✓
Gregg Tanner	✓	✓

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once before each quarter’s earnings are filed to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with applicable securities regulators in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to the reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication of concerns dealing with a wide range of matters including accounting practices, internal controls or other matters affecting the Company’s or the employees’ well-being.

Our Audit Committee is currently comprised of Michael Detlefsen (Chair), Dr. Albert Bolles, Derek Briffett, Katrina Houde, Brendan Springstubb and Gregg Tanner. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC and CSA rules and NASDAQ and TSX listing rules; (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Michael Detlefsen, Gregg Tanner and Derek Briffet each meet the definition of “audit committee financial expert,” as defined in SEC and CSA rules, and has appointed Mr. Detlefsen as Chair of the Audit Committee.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally eleven times during fiscal 2017.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the CEO; and (g) regularly assessing the effectiveness of the Company’s governance policies and practices.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. The Company adheres to its diversity policy and seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. In order for a shareholder to formally nominate a person for election as a director, including by submitting a shareholder proposal in accordance with the Canada Business Corporations Act, the shareholder must comply with the Company’s Advance Notice By-Law. See “Proposal One – Election of Directors – Advance Notice By-Law” and “Shareholder Proposals for 2019 Annual Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Katrina Houde (Chair), Margaret Shân Atkins, Dr. Albert Bolles, Dean Hollis and Gregg Tanner, each of whom has been determined by the Board to be independent.

The Corporate Governance Committee met formally six times during fiscal 2017.

Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (a) reward executives for long-term strategic management and enhancement of shareholder value; (b) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (c) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (d) align the financial interests of the Company’s executives with those of the shareholders; and (e) ensure fair and equitable treatment for all employees.

The function of the Compensation Committee is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this committee oversees the administration of the Company’s Amended 2013 Stock Incentive Plan and the Company’s Amended and Restated 2002 Stock Option Plan (collectively, the “Stock Incentive Plans”), Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Our Compensation Committee is currently comprised of Margaret Shân Atkins (Chair), Michael Detlefsen, Dean Hollis and Brendan Springstubb. The Board has determined that the committee consists entirely of “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the CSA.

Our Compensation Committee has deep experience with compensation matters. Specifically:

•

Ms. Atkins, the Chair of the Compensation Committee, has extensive compensation related experience from both a senior operating and board governance perspective having served as a senior operational executive and as a Chair and member of compensation committees of other publicly traded and private organizations.

•

Mr. Hollis, as the former President and Chief Operating Officer of the Consumer Foods Division of ConAgra Foods, was responsible for employee annual performance and salary reviews and has extensive compensation related experience as a Chair and member of compensation committees of other publicly traded organizations.

The report of the Compensation Committee appears under the heading “Executive Compensation—Compensation Committee Report” below.

The Compensation Committee met formally thirteen times during fiscal 2017.

Compensation Committee Interlocks and Insider Participation

No member of our current Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serves as a member of the compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Code of Ethics

The Company has a Code of Ethics policy titled “Business Ethics and Code of Conduct.” The policy is applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Business Ethics and Code of Conduct is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. Any amendments to, or waivers of, the Business Ethics and Code of Conduct which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Insider Ownership Guidelines for Directors, Officers and Executives

The Board approved insider ownership guidelines for all non-employee directors and members of the senior management in May 2012 and in August 2015 approved an amendment to the insider ownership guidelines for all non-employee directors. These guidelines are reviewed on an annual basis and are intended to align the interests of directors and management with those of our shareholders.

The insider ownership guidelines encompass the following parameters:

1.

Insider ownership guidelines are mandatory for all non-employee members of the Board and members of the Senior Leadership Team. All persons covered by these guidelines will have the option to request an exemption from these requirements based on consideration of their personal circumstances by the Compensation Committee.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

2.	Stock ownership targets established as follows:

a.	Chief Executive Officer – five times base salary
b.	Directors – five times annual cash retainers
c.	Other NEOs (includes Chief Financial Officer and three most highly compensated officers) – two times base salary
d.	All other Senior Leadership Team members – one times base salary

3.	Targets are based on direct shareholdings only and do not account for the value of “in-the-money” options.

4.

In determining whether the required investment levels have been met, holdings are valued using the higher of the cost basis of the stock when acquired, or the market closing price on the last trading day of each fiscal quarter.

5.

All participants are provided a five-year transition period to be in compliance with the ownership target. At the end of that period, the CEO, other NEOs and the Senior Leadership Team not in compliance will receive 50% of all subsequent short-term incentive payments in the form of equity until such time as the minimum holding is established.

As of December 30, 2017, four of the nine directors were in compliance with the mandatory guidelines. As of April 3, 2018, four of the nine director nominees were in compliance. The director nominees that currently do not meet the insider ownership guidelines are still within their transition period.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and equity-based compensation. Cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity compensation is comprised of an annual grant of RSUs. On February 6, 2017, Katrina Houde stepped down as Interim CEO and resumed service as a non-employee director of the Company. Her compensation as a non-employee director of the Company is shown in the Non-Employee Director Compensation Table below, and her compensation as an employee of the Company is shown in the Summary Compensation Table.

Non-employee directors may elect to receive stock in lieu of cash compensation, including from 50% to 100% of the cash amount. Also, non-employee directors have the option to defer receipt of annual equity compensation that would otherwise be payable to them, subject to compliance with the Company’s Non-Employee Director Stock Deferral Plan and Section 409A of the Internal Revenue Code.

In October 2017, the Board reviewed non-employee director compensation and did not make any changes to the following schedule effective October 1, 2016:

i.	Annual cash retainer of:

•	$50,000 for serving as a director;
•	$50,000 for serving as the Chair of the Board;
•	$17,000 for serving as the Chair of the Audit Committee;
•	$12,500 for serving as the Chair of the Compensation Committee;
•	$8,500 for serving as the Chair of the Corporate Governance Committee;
•	$6,000 for serving on the Audit Committee; and
•	$3,000 for serving on other committees.

ii.	Travel:

•	$1,250 for travel in excess of four hours

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

iii.	Annual equity compensation:

•	RSUs valued at $90,000 with a 12-month vesting period

The following table summarizes total compensation paid to our non-employee directors for fiscal year 2017.

Non-Employee Director Compensation Table
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Other Compensation ($)(4)	Total ($)
Jay Amato(5)	13,250	-	-	-	13,250
Margaret Shân Atkins	65,500	90,003	-	6,250	161,753
Dr. Albert Bolles	59,000	90,003	-	6,250	155,253
Derek Briffett(6)	8,400	49,070	-	1,250	58,720
Michael Detlefsen	76,000	90,003	-	5,000	171,003
Dean Hollis	104,346	90,003	-	6,250	200,599
Katrina Houde(7)	59,729	90,003	-	5,000	154,732
Brendan Springstubb(8)	59,000	90,003	-	6,250	155,253
Gregg Tanner(5)	55,075	119,036	15,771	6,250	196,132

(1)

Includes the fair market value of Common Shares issued in lieu of cash retainers, as follows: Ms. Atkins – $26,969, Mr. Detlefsen – $44,790, Mr. Hollis – $82,252, Ms. Houde – $41,240, Mr. Springstubb – $49,252 and Mr. Tanner – $49,252.

(2)

The aggregate fair value is determined in accordance with FASB ASC Topic 718 based on the number of RSUs granted and SunOpta’s closing stock price on the date of grant. Upon his appointment to the Board in January 2017, Gregg Tanner was granted RSUs, the number of which was determined by dividing the scheduled Annual Equity Compensation, prorated based on his appointment date, by the average of SunOpta’s closing stock prices during the 90 calendar days ending on the grant date. The number of RSUs granted in May 2017 was determined by dividing the scheduled Annual Equity Compensation by SunOpta’s closing stock price on the grant date. RSUs vest on the first anniversary of the grant date.

(3)

Consists of the aggregate grant-date fair value of a one-time stock option award granted to Gregg Tanner upon his appointment to the Board for serving on the Operations Transformation Committee, calculated in accordance with FASB ASC Topic 718. The number of stock options granted was determined by dividing equivalent cash compensation of $15,000 by the Black-Scholes value based on the average of SunOpta’s closing stock prices during the 90 calendar days ending on the grant date. The stock options vest on the first anniversary of the grant date.

At the end of fiscal 2017, non-employee directors held total RSUs and stock options as follows:

Name	RSUs	Options	Total
Jay Amato	-	-	-
Margaret Shân Atkins	39,988	5,322	45,310
Dr. Albert Bolles	9,474	5,322	14,796
Derek Briffett	6,153	-	6,153
Michael Detlefsen	41,620	20,322	61,942
Dean Hollis	9,474	15,967	25,441
Katrina Houde	24,450	45,322	69,772
Brendan Springstubb	9,474	5,322	14,796
Gregg Tanner	13,371	5,079	18,450

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(4)	Other compensation consists of travel fees for all directors.

(5)	On January 19, 2017, Mr. Amato stepped down from the Board and Gregg Tanner was appointed to the Board.

(6)	Mr. Briffett was appointed to the Board on November 6, 2017.

(7)	On February 6, 2017, Katrina Houde stepped down as Interim CEO of the Company and resumed her service as a non-employee director.

(8)	Pursuant to the terms of his employment arrangements with Engaged Capital, all cash compensation and equity awards payable to Mr. Springstubb are paid or issued to Engaged Capital.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so significant as to compromise independence.

All our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our non-employee director compensation package is competitive with the compensation offered by other companies and is fair and appropriate considering the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Except as disclosed below, none of the proposed nominees for election to the Board of Directors:

1)

is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51-102 of the CSA) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

In December 2014, Michael Detlefsen was appointed as Chief Restructuring Officer of Organic Meadow Inc. and its subsidiary, Organic Meadow Ltd. (collectively, “Organic Meadow”) to guide Organic Meadow through a proposed restructuring process when it was experiencing significant operational and financial difficulties. As part of the restructuring process, Organic Meadow filed a proposal for creditor protection pursuant to the Bankruptcy and Insolvency Act (Canada) on April 1, 2015. Organic Meadow emerged from bankruptcy protection on September 9, 2015 and was later sold in November 2015, following which Mr. Detlefsen resigned as Chief Restructuring Officer.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has selected Deloitte LLP (“Deloitte”) as our independent auditor for 2018. We are requesting our shareholders to vote at the Meeting to appoint Deloitte as the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration.

Deloitte has served as our auditors since 2008. In keeping with our oversight responsibilities and as a safeguard against any concern that the long tenure of the same external audit firm may create institutional familiarity that may impede the ability of the external auditor to exercise appropriate professional skepticism, the Audit Committee intends to complete an assessment of Deloitte’s effectiveness and quality of service, and potentially a competitive tender process for the Company’s external audit engagement, following the Meeting. Thereafter, the Audit Committee may reconsider the selection of the Company’s independent auditors. If the shareholders approve the selection, the Audit Committee, in its discretion, may nevertheless seek to appoint a new independent auditor during the 2018 fiscal year if we believe that such a change would be in our and our shareholders’ best interests. One or more representatives of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte as the Company’s independent registered public accounting firm and auditor and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint Deloitte as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

Auditor Fees

The following table sets forth the aggregate fees billed by Deloitte for each of the last two fiscal years (including out-of-pocket expenses):

	Fiscal 2017	Fiscal 2016
Fee Category	($)	($)
Audit Fees(1)	2,420,607	2,182,954
Audit-Related Fees(2)	55,521	125,455
Tax Fees(3)	84,459	73,856
All Other Fees(4)	-	-
Total	2,560,587	2,382,265

Following is a description of the nature of services comprising the fees disclosed under each category:

(1)

Audit fees relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services provided in connection with statutory audits and regulatory filings.

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(2)	Audit-related fees relate to accounting consultations and attest services in connection with financial reporting matters and internal control reviews, and other audit-related projects.

(3)	Tax fees relate to tax compliance, tax advice and tax planning.

(4)	Other fees relate to miscellaneous matters other than reported above.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The committee’s policy is to require pre-approval for all audit and permissible non-audit services provided by the Company’s external auditor prior to their engagement with the exception that management is authorized to engage the external auditor in respect of services to the extent that (a) such required services could not reasonably be completed by another firm (e.g. assistance with responses to continuous disclosure review comment letters from regulatory authorities, comfort letters, consent letters, statutory audits), (b) each individual engagement is not more than $50,000, and (c) the aggregate for all engagements does not exceed $100,000. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented to the full Audit Committee for consideration at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended December 30, 2017 were approved in accordance with this policy.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of the Company assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company’s internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta’s website at www.sunopta.com. The members of the Audit Committee are Michael Detlefsen (Chair), Dr. Albert Bolles, Derek Briffett, Katrina Houde, Brendan Springstubb and Gregg Tanner, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules and National Instrument 52-110 – Audit Committees of the CSA.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 30, 2017 with the Company’s management. The Audit Committee has discussed with Deloitte, the Company's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

In reliance on the review and the discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 30, 2017, for filing with the SEC and applicable Canadian securities regulators.

This report has been submitted by Michael Detlefsen (Chair), Dr. Albert Bolles, Derek Briffett, Katrina Houde, Brendan Springstubb and Gregg Tanner, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL THREE – ADVISORY VOTE REGARDING THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since 2010 to seek an advisory vote on an annual basis from shareholders on the Company’s executive compensation practices. Shareholders have previously voted on an advisory basis for the Company to hold an advisory vote regarding the compensation of NEOs on an annual basis. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the NEOs named in the Summary Compensation Table set forth in this Proxy Statement.

Resolution

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the NEOs’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting.

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s NEOs.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

Compensation Discussion and Analysis

Dear Fellow Shareholder,

We are pleased to provide you with SunOpta’s Compensation Discussion and Analysis (“CD&A”) which is designed to help you understand SunOpta’s approach to executive compensation.

Value Creation Plan and Compensation Decision Highlights

SunOpta is in the midst of a business transformation. The Company’s efforts to execute this transformation began in November 2016, with the announcement of the Value Creation Plan (the “plan” or the “VCP”) to expand the profitability and increase the growth rate of the business with the goal of creating long-term shareholder value. SunOpta is targeting $30 million of productivity-driven enhancements to EBITDA in Phase One of the plan. The plan consists of four key pillars as illustrated below:

To align the executives with the objectives of the Value Creation Plan, the Compensation Committee made several changes to the overall compensation program:

•	To focus on adjusted EBITDA as the key financial measure in the short-term incentive plan, with a modifier based on individual performance; and

•	Provide long-term incentives that are significantly performance-based, emphasizing sustained long- term stock price increases.

The Compensation Committee believes that these changes, in conjunction with the Value Creation Plan, position the Company to create shareholder value, and align the interests of shareholders and management. As a result of these updated designs, and the performance delivered, resulting 2017 compensation was below the targeted levels:

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

•	No payouts were made under the fiscal year 2017 short-term incentive plan, as adjusted EBITDA performance was below the threshold level.
•	As of December 30, 2017, performance-based equity grants have not yet vested as price hurdles have not been achieved.

However, as these transformation initiatives were implemented, the Committee desired to retain key leaders, and in late 2016 the Company entered into retention agreements with certain key leaders, including Robert McKeracher, Vice President and Chief Financial Officer, John Ruelle, Senior Vice President, RMSS, and Corporate Development, Gerard Versteegh, Senior Vice President, Global Ingredients and Jill Barnett, Vice President and General Counsel. Mr. McKeracher’s retention agreement provided for a retention payment of 60% of his 2017 annual base salary for continued employment through the earlier of (i) the date he signed off on the Company’s financial statements for the 2017 fiscal year and (ii) March 31, 2018. Mr. Ruelle’s and Ms. Barnett’s retention agreements provided for retention payments if each remained employed until December 31, 2017, in the amount of 50% of base salary for Mr. Ruelle and 60% of base salary for Ms. Barnett. Mr. Versteegh’s retention agreement provided for the grant of 200,000 stock options on November 8, 2016, which cliff vest on the third anniversary of the grant date. In addition, Mr. Versteegh was paid a one-time retention bonus of $112,810 (€100,000) in May 2017.

Conclusion

The executive compensation programs are intended to drive shareholder value creation, emphasize pay for performance and provide a framework to effectively attract and retain talent. As we implement these philosophies, we take the preferences and perspectives of our shareholders seriously. We welcome constructive dialogue regarding the opportunities available to SunOpta and the executive compensation arrangements we institute to align with these opportunities.

More complete details of our compensation program and actions are provided in the remainder of this CD&A, specifically:

■	Compensation Philosophy
■	CEO Transition
■	Elements of Compensation
■	Other Aspects of the Compensation Program
■	Compensation Tables
■	Potential Payments on Termination or Change of Control and Tables
■	CEO Pay Ratio

Based on that review and discussion, the Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

The Compensation Committee of SunOpta Inc.:

Margaret Shân Atkins - Chair
Michael Detlefsen
Dean Hollis
Brendan Springstubb

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Say on Pay Vote Recommendation

We believe that shareholder support for our compensation programs is warranted, for all the reasons described herein, and we ask for your vote in support.

Previous Say on Pay and Shareholder Engagement

The Board and Compensation Committee are committed to the concept of pay-for-performance. Consequently, our executive compensation programs are designed to reward achievement and over-achievement of goals, and to penalize performance shortfalls. At the 2017 Annual and Special Meeting of the Shareholders, approximately 97.0% of the shares voted were in favor of the advisory resolution to support executive compensation, an increase from the 81.1% of shares that voted in favor of this resolution at the 2016 Annual and Special Meeting. This increase in support reflects the Company’s efforts to increase alignment between shareholder returns and management compensation following conversations with shareholders.

Compensation Practices

The Compensation Committee utilizes best practices in governing our executive compensation programs. Therefore, there are certain things that we do and do not do, as a matter of practice:

What we DO		What we DO NOT do
■	Tie executives’ pay to results achieved by weighting variable pay heavily in our pay mix	■	Provide change-in-control severance payments exceeding market norms
■	Use equity to drive a long-term perspective aligned with shareholders	■	Allow stock option repricing or discounted stock option granting
■	Promote stock ownership with competitive stock ownership guidelines	■	Offer change-in-control tax gross-ups under any circumstances
■	Consider shareholder perspectives in our program designs	■	Pay dividends or dividend equivalents on unearned or unvested performance shares
■	Maintain a clawback policy which meets or exceeds regulatory requirements	■	Allow our executives or directors to hedge or pledge company stock
■	Use double-trigger change in control provisions for all non pro rata payouts under cash and equity incentive plans*
■	Maintain a cap on our short-term incentive payout
■	Assess our pay-for-performance relationship and conduct a compensation risk assessment annually

*Note: Some employment agreements entered into prior to 2016 and other agreements prior to 2017 contain single-trigger change-in-control provisions.

Compensation Philosophy

Our executive compensation philosophy and the policies that support it are intended to reward our executives for the achievement of long-term strategic goals and their efforts to enhance shareholder value. The philosophy fosters a performance-oriented environment that rewards achievement of internal Company goals and shareholder value creation. Our pay-for-performance philosophy is based on these objectives:

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Compensation opportunities provided to executives are intended to approximate market median pay levels, assuming the targeted level of performance is delivered.

Performance targets are generally set in relation to the Company’s internal budget goals. Then, using the target as the starting point, upside and downside payout ranges around the target are developed. These ranges provide additional compensation opportunity to executives if results exceed targets, while penalizing under-performance. Through this design, our executive compensation program motivates our team, while delivering true ‘pay-for-performance’ from a shareholder perspective.

CEO Transition

Katrina (Kathy) Houde began fiscal 2017 as the Interim CEO. She was tasked by the Board of Directors to lead the initial stages of the Value Creation Plan to accelerate the growth and profitability of the business. Ms. Houde’s service as Interim CEO ended on February 6, 2017, with the conclusion of our external search and the appointment of David J. Colo as SunOpta’s new Chief Executive Officer.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Peer Group

In order to help ensure the competitiveness of our executive compensation, the Compensation Committee considers competitive compensation practices from relevant sources. To do this, we review general market survey data as well as comparisons from our executive compensation peer group.

For 2017, the Compensation Committee refined the peer group to be more similar to SunOpta (from a size, business mix and labor market perspective.)

The Committee made the following changes for 2017. Each of the added peer companies is more closely aligned with SunOpta’s revenue to market capitalization profile, and have comparable operational models with manufacturing, marketing and distribution aspects in related industries.

2017 Peer Group – 15 Companies (Green text indicates new peer)*
■ Advance Pierre Foods	■ Farmer Bros	■ Landec Corporation
■ Calavo	■ Flowers Foods	■ John B.Sanfilippo & Son
■ Cal–Maine	■ Inventure Foods	■ Sanderson Farms
■ Cott Corporation	■ J&J Snack Foods	■ Seneca Foods
■ Darling Ingredients	■ Lancaster Colony	■ Snyder’s– Lance

*Note that 7 companies were removed from the peer group for 2017: B&G Foods, Boston Beer, Coca Cola Bottling, Hain Celestial, Monster, Tootsie Roll and Treehouse Foods.

The Committee believes that the resulting group aligns more closely with SunOpta’s business and is more reflective of the Company’s financial scale, in that SunOpta’s total revenue of $1.28 billion approximates the median revenue of this new peer group.

In addition to market comparisons, compensation decisions are informed by other external and internal factors:

To support the Compensation Committee in making its determinations, the Committee has retained the services of Willis Towers Watson (“WTW”) as its independent executive compensation consultant. The Committee has reviewed and confirmed the independence of WTW. WTW provides services at the direction of the Committee, and the Committee has specific authority in managing all work by WTW.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Elements of SunOpta’s Compensation Program

To meet our compensation philosophy, we provide the following compensation components:

Type of
Compensation	Element	Purpose		Key Features
FIXED	Base Salary	■	Fixed pay	■	Amounts reflect individual responsibility, performance, experience, and other internal and external factors
				■	Reviewed annually by the Compensation Committee
VARIABLE	Short-Term Incentive Plan (STIP)	■	Cash incentive to reach or surpass annual goals	■	Specific metrics are determined annually by the Compensation Committee
				■	Ties pay to performance
	Long-Term Incentives (LTI) (Performance Stock Units, Stock Options, Restricted Stock Units)	■	Multi-year incentives to reach or surpass longer- term goals	■	Performance Stock Units (PSUs) only vest if SunOpta achieves predefined stock price hurdles and are subject to employment through the performance period
		■	Aligns with shareholder interests
				■	Stock options only provide value on the stock price growth over the option’s term and cliff vest over 3 years
		■	Promotes ownership mentality
				■	Restricted Stock Units (RSUs) vest ratably over three years (equal annual installments)
OTHER	Benefits and Perquisites	■	Elements and levels necessary to be competitive	■	Generally part of a broad-based set of employee benefit plans
				■	Very limited use of additional perquisites
	Post- Employment Compensation (Severance and Change-in- Control)	■	Continuity of leadership, bridge for individual in the event of involuntary termination	■	Double-trigger provisions for cash change-in- control (CIC) severance in all new agreements
				■	Double-trigger equity vesting in all new agreements

		■	Encourages assessment of potential transactions with focus on shareholder interests	■	Non-compete and non-solicitation restrictions required in new agreements

In 2017, target compensation was delivered primarily through variable pay (STIP and LTI), as shown below:

*Reflects the base salary, target annual incentive and inducement grants provided to Mr. Colo in 2017.
**Reflects the average target annual compensation program of the other NEOs, excluding Katrina Houde.

As these charts illustrate, our compensation design is intended to deliver a significant portion of our senior executives’ total target compensation in the form of pay-at-risk.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

For 2017, the following individuals were SunOpta’s Named Executive Officers (“NEOs”):

Executive	Role
David Colo	President and CEO
Katrina Houde*	Former Interim CEO
Robert McKeracher	Vice President and Chief Financial Officer
John Ruelle	Senior Vice President, RMSS and Corporate Development
Gerard Versteegh	Senior Vice President, Global Ingredients
Jill Barnett	Vice President and General Counsel

*Ms. Houde served in the Interim CEO role through February 6, 2017.

Base Salary

For fiscal year 2017, consistent with the compensation philosophy noted above, base salary levels for executive officers were set based on assessments of the Company’s performance, each individual’s performance, external market comparisons and other external and internal factors.

The following annualized salary rates were effective for our NEOs during 2017. In the case of Mr. McKeracher, Mr. Versteegh and Ms. Barnett, the Compensation Committee approved base salary adjustments during the fiscal year, as shown below, to recognize individual performance and address competitive alignment considerations.

Executive	Beginning Base Salary	Ending Base Salary	Percent Change
David Colo	N/A	$650,000	N/A
Katrina Houde	$650,000	$650,000	N/A
Robert McKeracher*	$304,466	$360,264	18%
John Ruelle	$397,946	$417,843	5%
Gerard Versteegh*	$343,173	$451,240	31%
Jill Barnett	$277,200	$335,000	21%

* Robert McKeracher's pay is converted from CAD to USD using the one-year average exchange rate for fiscal 2017 of 0.7708 CAD to 1 USD. Gerard Versteegh's salary is converted from EUR to USD using the one-year average exchange rate for fiscal 2017 of 1.1281 EUR to 1 USD.

Short-Term Incentive Plan

The purpose of the Short-Term Incentive Plan (the “STIP”) is to establish alignment across the organization and recognize individuals’ impact on organizational performance, focusing employees on desired behaviors which link to demonstrated results.

For fiscal 2017, we redesigned the STIP to align with the goals of the Value Creation Plan, which was instituted to accelerate significant improvements in EBITDA, while maintaining rigorous expectations for quality and safety. In an effort to add focus to the achievement of these improvements, adjusted EBITDA was chosen as the sole performance metric for the plan. The Committee believes that the use of EBITDA in the STIP heightens management’s focus on implementing and delivering the operational improvements contemplated in the Value Creation Plan. Outcomes resulting from EBITDA performance are also subject to an individual performance multiplier between 0% and 120%.

Additionally, the payout structure associated with the STIP was revised to stress the importance of executing upon the Value Creation Plan, as well as effectively motivate the executive team to exceed the goals and milestones of the plan. For these reasons, achievement of the budget will pay less than 100% of the target incentive. However, fully competitive opportunities are available based on performance and the following relationship:

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

This structure is consistent with the desire to maintain pay and performance alignment, while providing incentives for EBITDA stabilization as the Value Creation Plan gains traction.

For 2017, the corporate parameters we established for the STIP were:

Measure	Threshold (97% Budget)	Budget	Target (103% Budget)	VCP Target (107% Budget)	Maximum (128% Budget)
SunOpta Adjusted EBITDA*	$85,189	$87,542	$89,969	$93,555	$111,629

*Adjusted EBITDA shall be measured as operating income plus depreciation, amortisation and stock based compensation, as calculated by the Company based on the Company’s audited financials and consistent with the Company’s calculation of adjusted EBITDA as a non-GAAP financial measure reported to its shareholders. Amounts are in the millions.

Each NEO had the following range of short-term incentive opportunities in 2017, depending on the corporate result achieved:

Executive	Threshold Payout (% of Salary)	Budget Payout (% of Salary)	Target Payout (% of Salary)	VCP Target Payout (% of Salary)	Maximum Payout EBITDA* (% of Salary)	Maximum Payout w/Ind. Modifier* (% of Salary)
David Colo	62.5%	93.75%	125%	168.75%	250%	250%**
Katrina Houde***	N/A	N/A	N/A	N/A	N/A	N/A
Robert McKeracher	25%	37.5%	50%	67.5%	100%	120%
John Ruelle	25%	37.5%	50%	67.5%	100%	120%
Gerard Versteegh	25%	37.5%	50%	67.5%	100%	120%
Jill Barnett	20%	30%	40%	54%	80%	96%

*For 2018, the plan does not pay above 200% of target for anyone.
**Mr. Colo’s maximum payout cannot exceed 250% per his employment agreement
***As Interim CEO, Ms. Houde was not eligible for participation in the STIP.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

In the event that adjusted EBITDA performance is below threshold, there is no payout. If performance is above maximum, the payout is capped at the levels noted above. In 2017, adjusted EBITDA performance was below 97% of budget; therefore, there were no payouts under the STIP.

As Interim CEO, Katrina Houde was not eligible for participation in the STIP. The Committee determined that Ms. Houde’s performance warranted a discretionary bonus of $100,000.

Long-Term Incentives

In fiscal year 2017, we redesigned the long-term incentive plan (the “LTIP”). In part, the changes to this plan will place greater emphasis on improving stock price, as well as strengthening the long-term financial performance of the Company.

Specific details and design attributes are summarized below:

*Stock price must be at or above the specified levels for 20 consecutive trading days during the performance period for vesting to occur.

The Compensation Committee believes the performance-based awards described above provide significant alignment between the interests of the Company’s shareholders and the executives because the PSUs will not vest without significant stock price appreciation, while the stock options only provide value in the event of a stock price increase. Additionally, the vesting provisions in all awards provide additional retention incentive to each of the executives. Finally, the Committee intends for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee does not expect to grant regular long-term incentive awards to current NEOs prior to the completion of the three-year performance period.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The targeted value for each executive was split between PSUs (50%), stock options (25%) and RSUs (25%), based on the 30-day average stock price as of May 24, 2017, as follows:

Executive	Annual Target LTI (% of Salary)	2017 Stock Options* (# of Options)	2017-2019 PSUs* (Target # of Units)	2017 RSUs* (# of Units)
David Colo**	N/A	473,940	277,780	100,000
Katrina Houde***	N/A	N/A	N/A	N/A
Robert McKeracher	50%	37,131	83,172	16,634
John Ruelle	50%	43,983	98,521	19,704
Gerard Versteegh	50%	46,576	104,329	20,866
Jill Barnett	40%	28,210	63,190	12,638

* The 2017 “front-loaded” LTIP awards are 3 times the Annual Target LTIP opportunity.
**Mr. Colo was hired as CEO effective February 6, 2017. In connection with his hiring, Mr. Colo received an inducement equity award on February 6, 2017. Additionally, Mr. Colo received a special RSU award n March 9, 2017. These awards are discussed in detail in the section titled CEO Equity Grants
.. ***As Interim CEO, Ms. Houde was not eligible for 2017 LTIP grants.

CEO Equity Grants

On February 6, 2017, the Company announced the hiring of David J. Colo as CEO. In connection with Mr. Colo’s hiring, the Board of Directors approved an inducement equity award to Mr. Colo, which included 50,000 restricted stock units (“Special RSUs”), 473,940 performance-based stock options (“Special Stock Options”) and 277,780 performance stock units (“Special PSUs”). The Special RSUs will vest in three equal annual installments beginning February 6, 2018. The vesting of the Special Stock Options and the Special PSUs will be subject to the satisfaction of stock price performance conditions during the three-year period ending February 6, 2020. One-third of the Special Stock Options and the Special PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, subject to Mr. Colo's continued employment during the three-year performance period. On March 9, 2017, the Company granted Mr. Colo 50,000 RSUs that will vest in three equal annual installments beginning February 6, 2018. Under the terms of Mr. Colo’s employment agreement, the Company agreed to issue an additional 50,000 RSUs to Mr. Colo if he purchased an aggregate value of $1,000,000 of Common Shares in the open market by the later of (i) March 17, 2017 or (ii) the date that is the 10th stock trading date after February 6, 2017 that Mr. Colo was eligible to purchase Common Shares under the Company’s insider trading policy. Mr. Colo satisfied this condition on March 8, 2017. The Committee intends for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee does not expect to grant regular long-term incentive awards to Mr. Colo prior to the completion of the three-year performance period.

2015 Performance Stock Units

Grants of PSUs were made in 2015 with a three-year performance period that ended on December 30, 2017. Vesting of the 2015 PSUs was based on the Company’s 2017 RONA performance against the goal levels shown in the table below. The minimum level of financial performance was not met, and therefore, no portion of the 2015 PSUs vested.

Measure	Threshold	Target	Maximum
2017 RONA	13%	15%	17%

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Other Compensation

Our executive officers are eligible to receive the same types of benefits that we make available to other employees, including:

•	Group health benefits, which includes medical, dental, vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and
•

Retirement benefits in the form of a 401(k) plan for U.S. employees, a Registered Retirement Savings Plan match for Canadian employees and a defined benefit pension plan for certain European employees.

In addition, from time to time executive officers receive modest additional perquisites that are not generally available to other employees, most commonly automobile benefits. In recent years, we have substantially reduced the scope of these perquisites. For additional information regarding other compensation during 2017, see the “All Other Compensation” column in the Summary Compensation Table which follows.

We have entered into employment or other agreements with our NEOs, other than Katrina Houde, most of which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause. These arrangements are intended to meet both business and human resources needs, encouraging the executives to weigh potential transitions based on shareholder interests, rather than personal ones, and to provide a measure of security to executives in the event of an actual or potential change in corporate ownership/control. The potential benefits received by the NEOs in connection with a change-in-control or termination of employment under certain circumstances below under “Estimated Potential Payments upon Termination of Employment”.

Other Aspects of the Compensation Program

Stock Ownership Guidelines

We expect our senior executives to maintain substantial ownership of SunOpta stock:

Category	Ownership Guideline
CEO	5x base salary (effective February 2017)
Other NEOs	2x base salary
Other Senior Leadership Team Members	1x base salary
Independent Directors	5x annual cash retainer

We believe this creates important alignment with shareholders. Executive participants have five years to be in accordance with these guidelines. If, at the end of five years, the CEO or other NEOs and members of the Senior Leadership Team are not in compliance, 50% of all short-term incentive payouts are provided in equity rather than cash until the guideline is met.

Assessment of Risk

The Compensation Committee conducts an annual review of risk associated with the compensation programs. The 2017 review found the programs to be within acceptable parameters.

Clawback Policy

If material non-compliance with any financial reporting requirement leads to an accounting restatement, the Company has authority, as part of the STIP and the Company’s standalone Clawback Policy, to recover from current and former executives any incentive-based pay which would not have been awarded based on the restated financials. This authority extends to the three years preceding the restatement.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our CEO and the other NEOs to $1,000,000 per year, but contained an exception for certain performance-based compensation. Our general policy is to preserve the deductibility of compensation paid to executive officers, where applicable. However, the Compensation Committee reserves the right to approve the payment of compensation to our executive officers that does not qualify as “performance-based” within the meaning of Section 162(m) and therefore, may not be deductible for federal income tax purposes.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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Compensation of Named Executive Officers

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)(4)	Total ($)
David Colo President and Chief Executive Officer(5)	2017	583,929	-	1,475,006	870,470	-	9,280	2,938,685
Robert McKeracher(6) Vice President and Chief Financial Officer	2017 2016 2015	347,318 298,146 296,588	- - -	648,738 64,583 120,971	158,265 62,021 121,094	- - -	26,700 24,999 26,635	1,181,021 449,749 565,288
John Ruelle Senior Vice President, RMSS and Corporate Development	2017 2016 2015	411,721 384,756 368,221	208,922 - -	768,462 61,967 133,629	187,471 59,508 133,767	- - -	12,785 13,538 15,186	1,589,361 519,769 650,803
Gerard Versteegh(7) Senior Vice President, Global Ingredients	2017 2016 2015	415,788 314,304 306,025	112,810 - -	813,768 37,896 86,129	198,523 604,393 86,222	- - -	- - -	1,540,889 956,593 478,376
Jill Barnett Vice President and General Counsel	2017	321,694	151,000	492,882	120,241	-	7,347	1,093,164
Katrina Houde(6)(8) Interim Chief Executive Officer	2017 2016	64,286 89,041	100,000 -	90,003 58,860	- 15,114	- -	64,729 70,251	319,018 233,266

(1)	For Mr. Ruelle, Mr. Versteegh and Ms. Barnett, consists of retention bonuses. For Ms. Houde, consists of a one-time bonus in recognition of her contributions to the Company as Interim CEO.

(2)

Consists of the grant-date fair value of RSUs and PSUs granted to NEOs except Ms. Houde and RSUs granted to Ms. Houde for her service as a non-employee director, calculated in accordance with FASB ASC Topic 718. Please see Note 16, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of PSUs. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.”

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(3)

Consists of the aggregate grant-date fair value of stock options granted to NEOs, calculated in accordance with FASB ASC Topic 718. Please see Note 16, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.”

(4)

For NEOs other than Ms. Houde, represents retirement savings contributions, automobile benefits, life and long-term disability insurance benefits, and wellness rewards. For Ms. Houde, represents non-employee director fees received following her stepping down from the role of Interim CEO on February 6, 2017. See All Other Compensation table below.

(5)	Mr. Colo was appointed President and CEO on February 6, 2017.

(6)

Mr. McKeracher is paid in Canadian dollars. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2017, 2016 and 2015, these rates were 0.7708, 0.7548 and 0.7820 Canadian dollars for each U.S. dollar, respectively. Likewise, Ms. Houde’s compensation as Interim CEO has been converted from Canadian dollars to U.S. dollars.

(7)

Mr. Versteegh is paid in euros. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2017, 2016 and 2015, these rates were 1.1281, 1.1066 and 1.1091 euros for each U.S. dollar, respectively.

(8)

Ms. Houde stepped down as Interim CEO and resumed service as a non-employee director on February 6, 2017. See “Non-Employee Director Compensation Table” for details of her compensation following her stepping down as Interim CEO.

The following table details the various components included in the “All Other Compensation” column for 2017.

All Other Compensation

Name	Retirement Plan/401(k) Contribu- tions ($)	Auto ($)	Life and Long-Term Disability Insurance ($)	Other ($)(1)	Total ($)
David Colo	9,000	-	280	-	9,280
Robert McKeracher	10,024	14,592	2,084	-	26,700
John Ruelle	10,313	1,600	364	508	12,785
Gerard Versteegh	-	-	-	-	-
Jill Barnett	6,937	-	364	46	7,347
Katrina Houde	-	-	-	64,729	64,729

(1)

For Mr. Ruelle and Ms. Barnett, represents wellness rewards. For Ms. Houde, represents fees for service as a non-employee director following her ceasing to serve as Interim CEO on February 6, 2017. See “Non- Employee Director Compensation Table” above.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The following table summarizes grants of long-term equity incentive awards to our NEOs in fiscal 2017, and the estimated possible payouts under our short-term incentive plan for fiscal 2017.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Colo	N/A 02/06/2017 02/06/2017 02/06/2017 03/09/2017	364,956 - - - -	729,911 - - - -	1,459,823 - - - -	- 92,593 - - -	- 185,186 - - -	- 277,780 - - -	- - 50,000 - 50,000	- - - 473,940 -	- - - 7.00 -	- 775,006 350,000 870,470 350,000
Robert McKeracher	N/A 05/24/2017 05/24/2017 05/24/2017	86,830 - - -	173,659 - - -	347,318 - - -	- 27,724 - -	- 55,448 - -	- 83,172 - -	- - 16,634 -	- - - 37,131	- - - 9.50	- 490,715 158,023 158,265
John Ruelle	N/A 05/24/2017 05/24/2017 05/24/2017	102,930 - - -	205,861 - - -	411,721 - - -	- 32,840 - -	- 65,680 - -	- 98,521 - -	- - 19,704 -	- - - 43,983	- - - 9.50	- 581,274 187,188 187,471
Gerard Versteegh	N/A 05/24/2017 05/24/2017 05/24/2017	103,947 - - -	207,894 - - -	415,788 - - -	- 34,776 - -	- 69,552 - -	- 104,329 - -	- - 20,866 -	- - - 46,576	- - - 9.50	- 615,541 198,227 198,523
Jill Barnett	N/A 05/24/2017 05/24/2017 05/24/2017	64,339 - - -	128,678 - - -	257,355 - - -	- 21,063 - -	- 42,126 - -	- 63,190 - -	- - 12,638 -	- - - 28,210	- - - 9.50	- 372,821 120,061 120,241
Katrina Houde(6)	05/24/2017	-	-	-	-	-	-	9,474	-	-	90,003

(1)

Reflects each NEO’s possible payouts under our STIP for fiscal 2017. Amounts shown indicate each NEO’s potential bonus assuming successful achievement of the NEO’s performance objectives. For additional information on our STIP, see “—Compensation Discussion and Analysis—Short Term Incentive Plan.” No amounts were paid for 2017 because the performance criteria were not satisfied.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(2)

Represents grants of PSU awards to receive Common Shares. The number of PSUs that may vest and be converted into Common Shares is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. One-third of the PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to continued employment through the three-year performance period ending on February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. If stock price hurdles are not attained, no PSUs will vest. For additional information on our long-term equity incentive awards, see “?Compensation Discussion and Analysis?Long Term Incentives”.

(3)

For NEOs other than Ms. Houde, represents grants of RSUs to receive Common Shares, which vest one- third annually beginning on the first anniversary of the grant date. For Ms. Houde, represents RSUs granted for her service as a non-employee director following her stepping down as Interim CEO, which vest on the first anniversary of the grant date.

(4)

Represents grants of stock options to purchase Common Shares. For Mr. Colo, the vesting of the stock options is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020. One-third of the stock options will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to Mr. Colo’s continued employment through the three-year performance period ending February 6, 2020. For all NEOs other than Mr. Colo, stock options vest on the third anniversary of the grant date. All stock options expire on the tenth anniversary of the grant date.

(5)

Consists of the aggregate grant-date fair value of equity incentive awards granted to our NEOs, calculated in accordance with FASB ASC Topic 718. Please see Note 16, “Stock-Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of stock-based awards.

(6)	Ms. Houde did not receive any equity incentive awards during her tenure as Interim CEO.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The following table summarizes the outstanding equity award holdings of our NEOs as of December 30, 2017. This table incudes unexercised and unvested option awards and unvested PSUs and RSUs.

Outstanding Equity Awards at Fiscal Year End

Name	Option Awards						Stock Awards
	Date of Grant	Number of Securities Underlying Options (#) Exercisable	Number of: Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards Securities Underlying Unexercised Unearned Options (2)	Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
David Colo	02/06/2017 02/06/2017 02/06/2017 03/09/2017	- - - -	- - - -	473,940 - - -	7.00 - - -	02/06/2027 - - -	- - 50,000 50,000	- - 387,500 387,500	- 277,780 - -	- 2,152,795 - -
Robert McKeracher	05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 05/24/2016 05/24/2017 05/24/2017 05/24/2017	70,000 48,000 11,317 8,848 15,219 - - - -	- 12,000 7,544 13,272 30,439 - 37,131 - -	- - - - - - - - -	5.73 7.36 11.30 10.08 3.27 - 9.50 - -	05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 - 05/24/2027 - -	- - - - - - - 16,634 -	- - - - - - - 128,914 -	- - - - - 19,750 - - 83,172	- - - - - 153,063 - - 644,583
John Ruelle	05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 05/24/2016 05/24/2017 05/24/2017 05/24/2017	70,000 24,000 11,238 9,774 1 - - - -	- 12,000 7,492 14,661 29,205 - 43,983 - -	- - - - - - - - -	5.73 7.36 11.30 10.08 3.27 - 9.50 - -	05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 - 05/24/2027 - -	- - - - - - - 19,704 -	- - - - - - - 152,706 -	- - - - - 18,950 - - 98,521	- - - - - 146,863 - - 763,538

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Name	Option Awards						Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Securities Underlying Unexercised, Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Gerard Versteegh	03/05/2012 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 05/24/2016 11/08/2016 05/24/2017 05/24/2017 05/24/2017	35,000 35,000 28,000 6,392 6,300 8,930 - - - - -	- - 7,000 4,261 9,450 17,861 - 200,000 46,576 - -	- - - - - - - - -	5.15 5.73 7.36 11.30 10.08 3.27 - 6.65 9.50 - -	03/05/2018 05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 - 11/08/2026 05/24/2027 - -	- - - - - - - - - 20,866 -	- - - - - - - - - 161,712 -	- - - - - - 11,589 - - - 104,329	- - - - - - 89,815 - - - 808,550
Jill Barnett	08/12/2014 05/12/2015 05/24/2016 05/24/2016 05/24/2017 05/24/2017 05/24/2017	3,000 2,159 7,388 - - - -	2,000 3,239 14,777 - 28,210 - -	- - - - - - -	13.86 10.08 3.27 - 9.50 - -	08/12/2024 05/12/2025 05/24/2026 - 05/24/2027 - -	- - - - - 12,638 -	- - - - - 97,945 -	- - - 9,588 - - 63,190	- - - 74,307 - - 489,723
Katrina Houde	05/08/2012 05/07/2013 05/12/2015 05/24/2016 11/08/2016 05/24/2017	20,000 16,000 - - 5,322 -	- 4,000 - - - -	- - - - - -	5.73 7.36 - - 6.65 -	05/08/2022 05/07/2023 - - 11/08/2026 -	- - 2,976 12,000 - 9,474	- - 23,064 93,000 - 73,424	- - - - - -	- - - - - -

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

(1)

Stock options granted prior to 2016 vest at a rate of 20% per year over five years. Stock options granted to NEOs on May 24, 2016 vest one-third per year over three years. Stock options granted to Mr. Versteegh on November 8, 2016 vest 100% after three years. Stock options granted to Ms. Houde on November 8, 2016 for her service as a non-employee director of the Company vested after one year. Stock options granted to NEOs in 2017 vest 100% after three years.

(2)

The vesting of stock options granted to Mr. Colo is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020. One-third of the option awards will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to Mr. Colo’s continued employment through the three-year performance period ending February 6, 2020. The number of shares shown in the above table related to these stock options is the maximum number of Common Shares that could be issued at the end of the performance period.

(3)

Represents grants of RSU awards. For NEOs other than Ms. Houde, RSUs vest one-third per year over three years. For Ms. Houde, RSUs granted for her service as a non-employee director of the Company in 2015 and 2016 vest one-third per year over three years, and RSUs granted to her in 2017 vest 100% after one year. The market value of the RSUs is based on the closing market price of the Common Shares on the last trading day of fiscal 2017 of $7.75.

(4)

Represents grants of PSU awards. For PSUs granted in 2016, the number of PSUs that may vest is based on the Company’s performance relative to a predetermined performance measure at the end of a three-year performance period ending on December 29, 2018. If the targeted performance measure is exceeded, the maximum number of Common Shares that could be issued upon vesting of these PSUs is 200% of the number of PSUs granted. If the Company’s performance is below an established minimum threshold of the performance measure, no amount of these PSUs will vest. The number of shares shown in the above table related to these PSUs is based on the number of Common Shares that would be issued at the end of the performance period at the target level of performance, subject to the NEO’s continued employment.

For PSUs granted in 2017, vesting is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. One-third of these PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to continued employment through the three-year performance period ending on February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. If stock price hurdles are not attained, no amount of these PSUs will vest. The number of shares shown in the above table related to these PSUs is the maximum number of Common Shares that could be issued at the end of the performance period.

The market value of the PSUs is based on the closing market price of the Common Shares on the last trading day of fiscal 2017 of $7.75.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Option Exercises and Stock Vested During Fiscal 2017

The following table details certain information concerning stock options exercised by the NEOs and stock awards that vested during the fiscal year ended December 30, 2017.

Option Exercises and Stock Vested

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Robert McKeracher	60,000	174,315	-	-
John Ruelle	64,602	274,783
Gerard Versteegh	22,500	14,625	-	-
Katrina Houde	-	-	11,586	103,643

(1)	Value realized is calculated as the difference between the total fair market value of the Common Shares on the date of exercise, less the total exercise price paid for the Common Shares.

(2)	Reflects Common Shares issued on the vesting of RSUs granted to Ms. Houde for her service as a non- employee director of the Company. See “Non-Employee Director Compensation Table” above.

(3)	Value realized is based on the market value of the underlying Common Shares on the vesting date.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Potential Payments on Termination or Change of Control

The Company’s Amended 2013 Stock Incentive Plan provides that, in the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease or exchange or other transfer of all or substantially all of the assets of the Company, the Company’s Board of Directors may, in its sole discretion, provide that outstanding awards under the plan shall be treated in accordance with any of the following alternatives: (i) the outstanding award may be converted into a similar award based on the stock of the surviving or acquiring company, taking into account the relative values of the companies involved in the transaction; (ii) the outstanding award may be cancelled by the Company and the holder would receive cash in an amount equal to the value of the award, as determined by the Company’s Board of Directors; or (iii) the outstanding award may become fully exercisable and the Company’s Board of Directors would provide an arrangement pursuant to which the holder would have a reasonable opportunity to exercise any award or otherwise realize the value of the award. In the absence of express provisions in an NEO’s employment or other agreement the vesting of options granted on or after May 28, 2013 does not automatically accelerate upon a change of control or a subsequent termination of employment.

The Company’s 2002 Stock Option Plan, as amended and restated in May 2011, provides for immediate vesting of all unvested stock options in the event of a change of control. A “change of control” is defined as: (i) the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding voting securities of the Company; (ii) a merger or similar transaction between the Company and another entity whereby voting security holders of the Company immediately prior to such event receive less than 50% of the outstanding voting securities of the entity surviving the event; (iii) the liquidation, dissolution or winding up of the Company; or (iv) the sale or other disposition of all or substantially all of the Company’s assets. Outstanding options held by the NEOs that were granted prior to May 28, 2013 are governed by the 2002 Stock Option Plan, and the vesting of these options would accelerate upon a change of control.

We have entered into employment or other agreements with our current NEOs and we have a SunOpta Foods, Inc. Severance Pay Plan (effective August 10, 2016), which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without causeor by the NEO with good reason, all as provided in the applicable agreement. Although some agreements with NEOs entered into prior to August 2016 provide for accelerated vesting of equity awards upon a “change of control” (so-called “single-trigger” provisions), employment agreements entered into with NEOs and other executive officers of the Company after August 2016 generally provide for accelerated vesting of awards only if the executive’s employment is terminated under specified circumstances within a specified period before or following a change of control (so-called “double-trigger” provisions). The definition of “change of control” varies among the agreements and generally includes (i) the acquisition of stock representing a majority of the voting power of the Company’s stock; (ii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; (iii) any consolidation, merger or plan of exchange involving the Company as a result of which the holders of outstanding stock of the Company immediately prior to the transaction do not continue to hold at least 50% of the combined voting power of the outstanding voting securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the transaction; and (iv) the sale of all or substantially all of the assets of the Company. The definition of “cause” varies among the agreements.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The benefits to be received by the NEOs under the terms of their applicable employment or other agreements in connection with a change of control or upon termination of employment under certain circumstances are summarized as follows:

David Colo

Termination without cause or by executive for good reason: In the event Mr. Colo’s employment is terminated by the Company without cause or by Mr. Colo for good reason, he will be entitled to receive (i) any accrued but unpaid base salary and unpaid annual bonuses from prior years; (ii) a lump sum payment equal to one times his base salary (the “Lump Sum Payment”); (iii) a pro-rated annual bonus for the current year (the “Bonus Payment”), and (iv) the immediate vesting of any unvested Special RSUs and a prorated portion of unvested Special Stock Options and Special Performance Units for which the stock price hurdles have been satisfied. For terminations on or after the 18-month anniversary of Mr. Colo’s employment agreement, the Lump Sum Payment is equal to the sum of (i) one and a half times his base salary and (ii) the lesser of his prior year bonus and target bonus.

Termination of employment following a Change of Control: In the event Mr. Colo’s employment is terminated by the Company without cause or by Mr. Colo for good reason within 12 months following a change of control of the Company or, under certain circumstances, within a two month period prior to such transaction, Mr. Colo shall be entitled to the same benefits as in the event of termination without cause or by executive for good reason plus he will be entitled to receive a lump sum payment equal to the difference of (a) the sum of two times his then-current base salary, plus, a pro-rata amount of his target bonus for that year; and (b) the sum of the Lump Sum Payment and the Bonus Payment. If any of the payments or benefits received by Mr. Colo in connection with a change of control result in a 280G excise tax, within the meaning of Section 280G of the Internal Revenue Code, then the Company’s payments to Mr. Colo will potentially be reduced if such reduction will result in a greater net benefit to Mr. Colo.

Termination of employment in the event of death or disability: Upon a termination of Mr. Colo’s employment due to death or disability, the Company would provide the following compensation: (i) immediate vesting on all of Mr. Colo’s unvested Special RSUs; and (ii) immediate vesting on all of his unvested Special PSUs and Special Options, including only the shares for which the stock price hurdle vesting requirements have been satisfied.

Robert McKeracher

Change of Control and Termination Following a Change in Control: Upon a change of control, all of Mr. McKeracher’s unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period). For grants awarded in 2017, upon termination within 12 months following a change of control without cause or for good reason (i) any unvested options and restricted stock units will vest upon termination, and (ii) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied. If material changes are proposed to Mr. McKeracher’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year; or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. McKeracher’s employment without cause, he would receive similar benefits as described above relating to a change of control, except that the vesting of unvested equity awards would not be accelerated. Under a retention agreement, if Mr. McKeracher is terminated without cause prior to the earlier of (i) completion of the Company’s financial statements for the 2017 fiscal year and (ii) March 31, 2018, he would receive a prorated portion of 60% of his base salary at that time, with the amount based on the portion of the period from November 8, 2016 to December 31, 2017 that he was employed.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

John Ruelle

Change of Control and Termination Following a Change in Control: Upon a change of control, all of Mr. Ruelle’s unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period). For grants awarded in 2017, upon termination within 12 months following a change of control, including termination without cause or for good reason (i) any unvested options and restricted stock units will vest upon termination, and (ii) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied. In addition, if material changes are proposed to Mr. Ruelle’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. Ruelle’s employment without cause, he would receive similar severance benefits as described above under a change of control, except that the vesting of unvested equity awards would not be accelerated.

Gerard Versteegh

Termination without Cause: Upon a termination of Mr. Versteegh’s employment without cause, he will receive the higher of severance benefits equivalent to 12 months base salary, including holiday allowance and bonus (based on the average amount of the previous two years), or severance benefits calculated as per the formula provided by the Dutch Cantonal Court formula. The Dutch Cantonal Court formula fixes the redundancy payment for severance at a number of months’ salary. Years of service, age, base salary, and reasonable compensation for the termination circumstance.

Termination of employment following a Change in Control: If, at any time during a period of 12 months following a change of control, the Company terminates Mr. Versteegh’s employment without cause, or the Company causes good reason (as defined in the agreement) Versteegh shall be entitled to the same benefits as in the event of termination without cause and (i) all unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period), and (ii) for grants awarded in 2017, (a) any unvested options and restricted stock units will vest upon termination, and (b) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied.

Jill Barnett

Change of Control and Termination Following a Change of Control: Upon a change of control, all of Ms. Barnett’s unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period). For grants awarded in 2017, upon termination within 12 months following a change of control without cause or for good reason (i) any unvested options and restricted stock units will vest upon termination, and (ii) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied. In addition, upon a termination of Ms. Barnett’s employment within 12 months following a change of control without cause or for good reason, she will receive a lump sum severance payment equal to 12 months of her base salary, plus the Company will pay, for a period of up to 12 months, the cost of medical insurance coverage for Ms. Barnett and her dependents.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Termination by the Company without Cause: Upon a termination of Ms. Barnett’s employment without cause, Ms. Barnett is entitled to benefits under the SunOpta Foods, Inc. Severance Pay Plan (effective August 10, 2016) and will receive a lump sum severance payment equal to a multiple of her weekly base pay, where such multiple is determined as two weeks per year with a minimum and maximum of 39 and 52 weeks, respectively. In addition, the Company will pay, for a period of up to 12 months, the cost of medical insurance coverage for Ms. Barnett and her dependents.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Estimated Potential Payments upon Termination of Employment

Based on the applicable agreements with the NEOs described above, the following table sets forth the estimated benefits that would have been payable to the NEOs if a change of control had occurred and each NEO’s employment was terminated on the last day of the Company’s 2017 fiscal year under circumstances specified in the applicable agreements:

Potential Payments Upon Termination — Change of Control
Name	Lump Sum Severance Payment ($)	Continuation of Benefits ($)	Pro-Rata Vesting of Cash Retention ($)	Accelerated Vesting of RSUs ($)(1)	Accelerated Vesting of Stock Options ($)(2)	Accelerated Vesting of PSUs ($)(3)	Total ($)
David Colo	$2,112,500	–	–	$775,000	$0	$0	$2,887,500
Robert McKeracher(4)	$540,396	$30,362	$216,293	$128,914	$141,047	$153,063	$1,209,939
John Ruelle	$626,765	$24,551	–	$152,706	$135,518	$146,863	$1,086,402
Gerard Versteegh(5)	$451,240	–	–	$161,712	$302,747	$89,815	$1,005,514
Jill Barnett	$335,000	$14,767	–	$97,945	$66,201	$74,307	$588,219

(1)

These amounts represent the value of unvested RSUs that would vest in the event of a termination of employment following a change of control, assuming a stock price of $7.75 per share, which was the closing price on December 29, 2017, the last trading day of the Company’s fiscal year.

(2)

These amounts represent, for unvested stock options that would vest in the event of a termination of employment following a change of control (or upon a change of control for options granted prior to 2017 to Mr. McKeracher, Mr. Ruelle and Ms. Barnett), the difference between $7.75 per share, which was the closing price on December 29, 2017, the last trading day of the Company’s fiscal year, and the applicable exercise of the stock options. The stock price hurdles applicable to Mr. Colo’s 2017 Special Options have not been satisfied as of the end of fiscal 2017, and, therefore, zero value is included in these calculations for those awards.

(3)

These amounts represent the value of unvested PSUs that would vest in the event of a termination of employment following a change of control (or upon a change in control for the 2016 PSUs), assuming a stock price of $7.75 per share, which was the closing price on December 29, 2017, the last trading day of the Company’s fiscal year. The stock price hurdles applicable to the 2017 PSUs have not been satisfied as of the end of the fiscal year, and, therefore, zero value is included in these calculations for those awards. For the 2016 PSUs, the number of shares issued upon a change of control would be determined by the payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the change of control (with the performance measures adjusted by the Board for the shorter performance period). For the purposes of this table, the 2016 PSU amounts are estimated based on the target number of units granted.

(4)	Calculated based on the average annual exchange rate for the year of CDN $1.00 = $0.7708.
(5)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1281.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Based on the applicable agreements with the NEOs described above, the following table sets forth the estimated benefits that would have been payable to the NEOs if each officer’s employment was terminated by the Company without cause in the absence of a change of control on the last day of the Company’s 2017 fiscal year:

Potential Payments Upon Termination — Involuntary Termination Without Cause
Name	Lump Sum Severance Payment ($)	Continuation of Benefits ($)	Pro-Rata Vesting of Cash Retention ($)	Accelerated Vesting of RSUs ($)(2)	Accelerated Vesting of Stock Options ($)(3)	Accelerated Vesting of PSUs ($)(4)	Total ($)
David Colo(1)	$650,000	–	–	$775,000	$0	$0	$1,425,000
Robert McKeracher(5)	$540,396	$30,362	$216,158	–	–	–	$786,916
John Ruelle	$626,765	–	–	–	–	–	$626,765
Gerard Versteegh(6)	$451,240	–	–	–	–	–	$451,240
Jill Barnett	$251,250	$14,767	–	–	–	–	$266,017

(1)

These potential payments to Mr. Colo are also applicable in the event of a termination initiated by him for good reason, as defined in his employment agreement. Also, the potential payments to Mr. Colo in connection with the vesting of RSUs, stock options, and PSUs are also applicable in the event of a termination as a result of death or disability

(2)

This amount represents the value of Mr. Colo’s unvested 2017 Special RSUs that would vest in the event of a termination of employment upon a change of control, assuming a stock price of $7.75 per share, which was the closing price on December 29, 2017, the last trading day of the Company’s fiscal year.

(3)

This amount represents the value of Mr. Colo’s unvested 2017 Special Options that would vest in the event of a termination of employment following a change of control. However, the applicable stock price hurdles have not been satisfied as of the end of fiscal 2017, and, therefore, zero value is included in these calculations for those awards.

(4)

This amount represents the value of Mr. Colo’s unvested 2017 Special PSUs that would vest in the event of a termination of employment following a change of control. However, the applicable stock price hurdles have not been satisfied as of the end of fiscal 2017, and, therefore, zero value is included in these calculations for those awards.

(5)	Calculated based on the average annual exchange rate for the year of CDN $1.00 = $0.7708.
(6)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1281.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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CEO Pay Ratio

Set below is information about the relationship of the annual total compensation of David Colo, our CEO, and the annual total compensation of the median of our employees other than Mr. Colo.

For 2017:

•

The annual total compensation of Mr. Colo, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $2,938,685. Because Mr. Colo was not employed by the Company for the entire year, we have annualized this amount to $3,004,756 for purposes of the pay ratio calculation below.

•	The annual total compensation of the median of our employees (other than Mr. Colo) was $39,800.

•	The ratio of the annual total compensation of Mr. Colo to the annual total compensation of the median of our employees was 75 to 1.

In estimating the ratio set forth above, we used the following methodology:

•	As of December 1, 2017, we had 2,309 full-time, part-time and seasonal employees globally, consisting of 1,541 employees in the U.S. and 768 employees in non-U.S. jurisdictions. In determining the identity of our median employee, we excluded 114 employees employed in the following non-U.S. jurisdictions: 68 employees in Ethiopia, 25 employees in Sierra Leone, 18 employees in China, and 3 employees in France, representing approximately 4.9% of our total employees. After excluding the countries and employees described above, we determined the identity of our median employee from a population of 2,195 employees, consisting of 1,541 employees in the U.S. and 654 employees in non-U.S. jurisdictions.

To identify the median employee from this employee population, we first calculated each employee's annual base compensation rate, we then used statistical sampling to identify employees who were paid within a 2.5% range of the median and we then selected an employee from that group who was reasonably representative of our workforce.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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Amended 2013 Stock Incentive Plan

Overview

The Amended 2013 Stock Plan (the “Amended 2013 Plan”) is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee may promulgate rules and regulations for the operation of the Amended 2013 Plan and related agreements and generally supervises the administration of the Amended 2013 Plan. All employees, officers and directors of the Company and its subsidiaries are eligible for selection for participation in the Amended 2013 Plan. However, the Committee determines the specific individuals to whom awards are made under the Amended 2013 Plan, as well as the type of awards, the amount of the awards and the other terms and conditions of the awards. The Committee may also accelerate any exercise date, waive or modify any restriction with respect to an award or extend any exercise period, subject to the terms of the Amended 2013 Plan.

The Amended 2013 Plan permits the Company to grant a variety of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based awards. A total of 6,800,000 Common Shares, representing 6.93% of the total number of issued and outstanding Common Shares and Special Voting Shares, plus any Common Shares available for grant under the 2002 Stock Option Plan (the “Prior Plan”) and any additional Common Shares that become available for re-grant under the Prior Plan due to the cancelation or expiration of stock options, are reserved for issuance under the Amended 2013 Plan. Only 4,550,000 Common Shares may be awarded as Full Value Awards. “Full Value Awards” are stock awards for which the recipient pays no cash consideration or cash consideration of less than the fair market value of the underlying shares as of the grant date (as determined in accordance with the Amended 2013 Plan), except that shares issued in lieu of cash compensation otherwise payable to a participant are not Full Value Awards.

The Board of Directors has the power to suspend, terminate, modify or amend the Amended 2013 Plan at any time, except that stockholder approval is required to add additional shares to the Amended 2013 Plan, increase the number of shares that can be issued as Full Value Awards or amend the provision prohibiting option re-pricing. Except in connection with a change in capital structure or certain transactions, however, no change in an award already granted may be made without the written consent of the award holder if the change would adversely affect the holder. However, the Committee may make awards under the Amended 2013 Plan that have terms and conditions that vary from those specified in the Amended 2013 Plan when such awards are granted in substitution for, or in connection with the assumption of, existing awards made by another corporation and assumed or otherwise agreed to be provided for by the Company in connection with a corporate merger or other similar transaction to which the Company or an affiliated Company is a party.

No award granted under the Amended 2013 Plan may vest if the recipient does not remain in the service of the Company until the first anniversary of the date of grant, unless the recipient’s service is terminated as a result of the recipient’s death or physical disability (as defined in the applicable award agreement), or such earlier vesting occurs in connection with a change in control of the Company, as defined in and to the extent permitted by the Amended 2013 Plan. However, the foregoing prohibition does not apply to 5% of the sum of the number of shares available for awards under the Amended 2013 Plan immediately following the 2017 annual meeting of stockholders plus the number of additional shares that thereafter become available.

No award granted under the Amended 2013 Plan may provide for any excuse from satisfaction of the continued service conditions of the award as a result of a change in control of the Company, except that an award agreement may excuse the recipient from the continued service obligation if (i) the recipient’s employment or service relationship is terminated by the employer or the Company without cause or by the recipient for good reason in connection with the change in control under terms specified in the award agreement; or (ii) the award is not converted into an award for stock of the surviving or acquiring corporation in the change in control transaction under terms specified in the award agreement or pursuant to the Amended 2013 Plan; provided that any performance-based awards and other awards with performance-based vesting provisions that are settled or for which vesting is accelerated in connection with a change in control are settled or accelerated either on a pro-rata basis based on time elapsed during the performance period from the grant date or with performance measured for a performance period ending prior to the change in control under terms specified in the award agreement.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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The total compensation paid or granted by the Company in any form (including cash and awards under the Amended 2013 Plan) to any non-employee director for service as a director for any fiscal year may not exceed $500,000. For this purpose, awards under the Plan are valued at the time of grant based on the grant date fair value as determined by the Company for financial accounting purposes.

Stock Option Awards

The Committee may grant stock options to eligible individuals under the Amended 2013 Plan. No employee may be granted options or stock appreciation rights for more than an aggregate of 1,500,000 Common Shares in any fiscal year. The Committee the exercise price of each option, the number of shares to be covered by each option, the period of each option, the times at which each option may be exercised, and whether each option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section 422 of the U.S. Code) or a non-statutory stock option. The exercise price of each option may not be less than 100% of the fair market value of the underlying shares on the date of grant, except that if a grantee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Amended 2013 Plan, the fair market value of the Common Shares will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as specified by the Committee, on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying periods established at the time of grant. No Incentive Stock Option may be exercisable after the expiration of 10 years from the date it is granted. Incentive Stock Options are nontransferable except in the event of the death of the holder. The Committee has discretion to allow non-statutory stock options to be transferred to immediate family members of the optionee, subject to certain limitations. Options will be exercisable in accordance with the terms of an option agreement entered into at the time of the grant. In the event of the death or other termination of an optionee’s employment with the Company, the Amended 2013 Plan provides that, unless otherwise determined by the Committee, the optionee’s options may be exercised for specified periods thereafter (12 months in the case of termination by reason of death or disability and 30 days in the case of termination for any other reason). The Amended 2013 Plan also provides that upon any termination of employment, the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable.

Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Amended 2013 Plan will be reduced by the number of shares issued upon exercise of the option plus the number of shares, if any, withheld upon exercise to satisfy the exercise price or required tax withholding. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Amended 2013 Plan.

Unless stockholder approval is obtained, no stock option may be (i) amended to reduce the exercise price, or (ii) canceled in exchange for cash, another award or any other consideration at a time when the exercise price of the option exceeds the fair market value of the Common Shares.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (“SARs”) to eligible individuals under the Amended 2013 Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one common share over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the portion of the SAR or option that is surrendered. The fair market value of the Common Shares on the date of exercise will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as specified by the Committee, on the date of exercise, or if such date is not a trading day, then on the immediately preceding trading day. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of a SAR, except for tax withholding amounts upon exercise.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Shares valued at fair market value, or in cash, or partly in stock and partly in cash, as determined by the Committee. If a SAR is not exercised prior to the expiration, termination or cancellation of the SAR, the unissued shares subject to the SAR will become available for future awards under the Amended 2013 Plan. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan will be reduced by the number of shares covered by the SAR. Cash payments for SARs will not reduce the number of shares available for awards under the Amended 2013 Plan.

Stock Awards (including Restricted Stock and Restricted Stock Units)

The Committee may grant Common Shares to eligible individuals as stock awards (including restricted stock and restricted stock units) under the Amended 2013 Plan. A restricted stock unit represents the right to receive one share of Common Shares subject to satisfaction of the conditions set forth in the applicable award agreement. The Committee will determine the individuals to receive stock awards, the number of shares to be awarded, the time of the award and any consideration to be paid by the participant. Generally, no cash consideration (other than required tax withholding) will be paid by award recipients to the Company in connection with stock awards. Stock awards will be subject to the terms, conditions and restrictions determined by the Committee. Restrictions may include restrictions concerning transferability, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Stock awards subject to restrictions may be either restricted stock awards under which shares are issued immediately upon grant subject to forfeiture if vesting conditions are not satisfied, or restricted stock unit awards under which shares are not issued until after vesting conditions are satisfied. Upon the issuance of shares under a stock award, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations.

Performance-Based Awards

The Committee may grant performance-based awards, payable in stock or cash as determined by the Committee. All or part of the Common Shares subject to the awards will be earned (or cash will be paid) if performance targets established by the Committee for the period covered by the award are met and the recipient satisfies any other requirements established by the Committee. The performance targets may be expressed as one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, stock price increase, total stockholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges. Performance-based awards may be made as awards of restricted shares subject to forfeiture if performance goals are not satisfied, awards under which shares are not issued until the performance conditions are satisfied or as cash-based awards. No recipient may be granted in any fiscal year performance-based awards under which the maximum number of shares that may be issued exceeds 500,000 shares or the maximum dollar amount that may be paid exceeds $5,000,000. The payment of a performance-based award in cash will not reduce the number of Common Shares reserved for issuance under the Amended 2013 Plan. Upon the issuance of shares under a performance-based award, the number of Common Shares reserved for issuance under the Amended 2013 Plan will be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations. The number of shares issued pursuant to stock awards and performance-based awards that are forfeited to the Company will become available for future grants under the Amended 2013 Plan.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Employee Stock Purchase Plan

Pursuant to the Company’s employee stock purchase plan (the “ESPP”), a total of 3,000,000 Common Shares have been reserved for the grant of options under the ESPP, subject to adjustment upon changes in capitalization of the Company. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Shares. It is the intention of the Company to have the ESPP qualify as an "Employee Stock Purchase Plan" under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”). The ESPP will continue in effect until June 30, 2025 unless sooner terminated by the Board.

Any person who has been continuously employed as an employee for thirty days and work at least 20 hours per week (the “Employee”) is eligible to participate, subject to the requirements and limitations of the ESPP. No Employee may be granted an option under the ESPP (i) if, immediately after the grant, such Employee (or any other person whose Common Shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own Common Shares and/or hold outstanding options to purchase Common Shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds USD $25,000 or the Canadian equivalent based on the exchange rate on the previous December 31 (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

The ESPP is implemented by a series of “Offering Periods”, namely the period of either twelve or fourteen weeks commencing on March 1, June 1, September 1 and December 1 of each year (or at such other time or times as may be determined by the Board). Each participant may elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant's compensation on each such payroll. On the last business day of each Offering Period (the “Exercise Date”), each eligible Employee participating in such Offering Period is granted the option to purchase a number of shares of the Common Stock determined by dividing such Employee's contributions accumulated prior to the Exercise Date by the applicable Exercise Price. “Exercise Price” means, with respect to an Offering Period, an amount equal to the average of the closing price of the Common Shares for the period of five consecutive trading days ending on the last trading day of such Offering Period multiplied by 100%, minus 15%. Unless a participant withdraws from the ESPP, his or her option for the purchase of Common Shares will be exercised automatically on the last business day of the Offering Period, and the maximum number of full Common Shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated contributions in his or her account.

During a participant's lifetime, a participant's option to purchase Common Shares is exercisable only by him or her. Neither contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as a designated beneficiary provided herein) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be ineffective, except that the Company may treat such act as an election to withdraw funds from the ESPP. Upon termination of the participant's employment for any reason, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto and his or her option will be automatically terminated.

The Board may at any time terminate or amend the ESPP. No such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board's setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the ESPP.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company will obtain stockholder approval in such a manner and to such a degree as so required. Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board is entitled to change the Offering Periods, change the discount factor between 0% and 15%, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than Canadian or United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the ESPP.

Equity Compensation Plan Information

The following table provides information as of December 30, 2017 with respect to our Common Shares that may be issued under equity compensation plans in effect as of that date.

				Number of Securities
	Number of			Remaining Available
	Securities to be			for Future Issuance
	Issued Upon	Weighted-Average		Under Equity
	Exercise of	Exercise Price of		Compensation Plans
	Outstanding	Outstanding		(Excluding Securities
	Options, Warrants,	Options, Warrants		Reflected in Column
Plan Category	and Rights	and Rights		(a))
	(a)	(b)		(c)
Equity compensation plans approved by securities holders:
Amended 2013 Stock Incentive Plan(1)	5,601,836	$7.51	(3)	3,674,298
Employee Stock Purchase Plan	-	-		1,112,073
Equity compensation plans not approved by securities holders:
CEO Plan(2)	851,720	$7.00	(3)	-
Total	6,453,556	$7.44		4,786,371

(1)	Represents Common Shares issuable in respect of 3,306,728 stock options, 775,356 RSUs and 1,519,752 PSUs granted to selected employees and directors of the Company.

(2)	Represents Common Shares issuable in respect of 473,940 performance-based stock options, 100,000 RSUs and 277,780 PSUs granted to Mr. Colo in connection with his hiring.

(3)

Vested RSUs and PSUs entitle the holder to receive one Common Share per unit without payment of additional consideration. Accordingly, these units are disregarded for purposes of computing the weighted-average exercise price.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

As at April 3, 2018: (i) options to purchase an aggregate of 3,712,851 Common Shares are outstanding, representing approximately 4.3% of the issued and outstanding Common Shares; (ii) RSUs to acquire an aggregate of 837,717 Common Shares are outstanding, representing approximately 1.0% of the issued and outstanding Common Shares; and (ii) PSUs to acquire an aggregate of 1,721,282 Common Shares are outstanding, representing approximately 2.0% of the issued and outstanding Common Shares. As a result, grants under the Company’s equity compensation plans to purchase a total of 4,869,313 Common Shares, representing approximately 5.6% of the issued and outstanding Common Shares, are available for grant as of April 3, 2018.

During the financial year ended December 30, 2017: (i) an aggregate of 827,272 options were exercised resulting in the issuance of an equal number of Common Shares; (ii) an aggregate of 94,279 RSUs vested resulting in the issuance of an equal number of Common Shares; (iii) no PSUs vested; and (iv) an aggregate of 61,796 Common Shares were issued under the Employee Stock Purchase Plan.

Annual Burn Rate

In accordance with the policies of the TSX, the following table sets out the burn rate of the awards granted under the Company’s security based compensation arrangements, namely the Stock Incentive Plans and Employee Stock Purchase Plan, as of the end of the financial year ended December 30, 2017 and for the two preceding financial years. The burn rate is calculated by dividing the number of securities granted under each security based compensation agreement during the relevant fiscal year by the weighted-average number of Common Shares outstanding for the applicable fiscal year.

Compensation Plan	2017	2016	2015
Stock Incentive Plans	4.97%	2.25%	1.32%
Employee Stock Purchase Plan	*	*	*

*indicates less than 1% of the weighted-average number of Common Shares outstanding

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the CSA), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
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EXECUTIVE OFFICERS

David Colo (Age 55) serves as President and Chief Executive Officer and as a director. He was appointed to these positions in February 2017. Prior to joining SunOpta, Mr. Colo served as Executive Vice President, Chief Operating Officer of Diamond Foods, Inc. from June 2013 until March 2016 and as Executive Vice President of Global Operations and Supply Chain from December 2012 until June 2013. Since 2016, Mr. Colo has served as an independent industry consultant. Before joining Diamond Foods, Mr. Colo spent approximately three years as an independent industry consultant, focusing on organizational optimization and planning. From 2005 to 2009, he held leadership positions in the consumer products division of ConAgra Foods, Inc., including roles as Senior Vice President of Sales and Operations Planning, Senior Vice President of Enterprise Manufacturing and Senior Vice President of Operations. From 2003 to 2005, he served as President of ConAgra Food Ingredients. Mr. Colo is a member of the Board of Directors of MGP Ingredients, Inc.

Robert McKeracher (Age 41) serves as Vice President and Chief Financial Officer of the Company overseeing all financial reporting, compliance and corporate treasury activities. He previously served as Vice President of Financial Reporting for SunOpta from June 2008 until October 2011, and as Director of Financial Reporting from August 2007 to June 2008. Prior to joining the Company, Mr. McKeracher was the Manager of Business Planning and Treasury at Magna Entertainment Corp. from May 2003 to August 2007, after spending four years in public accounting in the assurance and business advisory practice at PricewaterhouseCoopers LLP. In the past five years, Mr. McKeracher has not served on any reporting issuer’s Board of Directors.

John Ruelle (Age 49) was appointed to the position of Senior Vice President of Corporate Development in February 2017 and continues to serve as Senior Vice President of Raw Material Sourcing and Supply, a position he was appointed to in December 2015, after serving as Chief Administrative Officer and Senior Vice President of Corporate Development and Secretary since December 2013. Mr. Ruelle also was responsible for leading the Healthy Snacks platform business within the CPG Segment from October 2015 through February 2017. From October 2011 to December 2013, Mr. Ruelle served as Vice President and Chief Administrative Officer. Mr. Ruelle joined the Company in November 2007 as Vice President of Finance and Administration and Chief Financial Officer of the SunOpta Grains and Foods Group. Prior to joining the Company, Mr. Ruelle was Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Corporate Secretary for Restaurant Technologies, Inc. In the past five years, Mr. Ruelle has not served on any reporting issuer’s Board of Directors.

Gerard Versteegh (Age 57) serves as Senior Vice President of Global Ingredients. Mr. Versteegh joined the Company in April 2008 as President and co-founder of Tradin Organic Agriculture. Mr. Versteegh has over 30 years of expertise in the global sourcing, processing and distribution of organic raw materials in a broad range of categories. In the past five years, Mr. Versteegh has not served on any reporting issuer’s Board of Directors.

Jill Barnett (Age 44) serves as Vice President, General Counsel and Corporate Secretary and is responsible for the legal affairs of the Company. Prior to joining the Company in July 2014, Ms. Barnett spent twelve years as in-house counsel for Best Buy Co., Inc. holding various positions and providing legal support to numerous areas of the business, including Best Buy’s global sourcing and exclusive brands business. In the past five years, Ms. Barnett has not served on any reporting issuer’s Board of Directors.

Michael Buick (Age 43) serves as Senior Vice President and General Manager of Beverage and Snacks. Prior to joining the Company in February 2017, Mr. Buick was the General Manager of Trailmix and Bars Business Unit for Treehouse Foods from 2016 until 2017 and Marketing Director for Flagstone Foods (acquired by Treehouse Foods) from 2015 until 2016. Before working at Treehouse, Mr. Buick spent ten years working for Conagra Foods in various positions including Brand Director of Chef Boyardee from 2012 to 2015 and Brand Director of Private Label Wholesome Snacks from 2010 to 2012. In the past five years, Mr. Buick has not served on any reporting issuer’s Board of Directors.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Rob Duchscher (Age 57) serves as Chief Information Officer. Prior to starting with the Company in March 2017, Mr. Duchscher served as Chief Information Officer at Starkey Hearing Technologies from January 2010 through February 2017, where he led the transformation of both the information technology and software engineering departments. Mr. Duchscher initially started at Starkey Hearing Technologies in April 2002 as Vice-President of Software Engineering and R&D PMO. In the past five years, Mr. Duchscher has not served on any reporting issuer’s Board of Directors.

Jeff Gough (Age 54) serves as Chief Human Resources Officer. Prior to joining the Company in April 2017, Mr. Gough was employed at Smithfield Foods between 2007-2016 in various roles including Senior Vice President of Human Resources and Safety from 2011 to 2016, Senior Vice President of Logistics from 2011 to 2013 and Vice President of Human Resources and Safety from 2007 to 2011. Mr. Gough served as Vice President of Human Resources and Safety for Premium Standard Farms (acquired by Smithfield Foods) from 2001 to 2007. In the past five years, Mr. Gough has not served on any reporting issuer’s Board of Directors.

Rob Grant (Age 54) serves of Senior Vice President of Supply Chain and is responsible for logistics, transportation, warehousing, customer service, and sales and operations planning (S&OP) for the Company. Prior to joining the Company in February 2017, Mr. Grant was Vice President and General Manager at Diamond of California LLC (a subsidiary of Snyder’s Lance) from 2016-2017 and Senior Vice President of Supply Chain of Diamond Foods from 2013 to 2016. Mr. Grant served as Vice President of Supply Chain Logistics at Bimbo Bakeries USA between 2011 to 2013 and Vice President of Supply Chain at Mission Foods from 2007 to 2011. In the past five years, Mr. Grant has not served on any reporting issuer’s Board of Directors.

James Gratzek (Age 53) serves as Senior Vice President of Research and Development and Quality. Mr. Gratzek started with the Company in June 2014 as Senior Vice President of Research and Development and was appointed Senior Vice President of Quality in June 2016. He spent more than 10 years at General Mills, where he focused on new product development, cost and process improvement, and technology development, completing his tenure as a Director of R&D. Prior to General Mills, he worked at Tetra Pak as Aseptic Technology Director and various program leadership roles at Campbell’s. In the past five years, Mr. Gratzek has not served on any reporting issuer’s Board of Directors.

John Lindell (Age 50) serves as Senior Vice President and General Manager of the Healthy Fruit platform. Prior to his appointment to this role in September 2017, Mr. Lindell was Vice President of Marketing for the Healthy Fruit platform from March 2017 until August 2017. Before joining the Company, Mr. Lindell spent ten years working for Conagra Foods in various positions including Senior Vice President and General Manager of the Ingredient Portfolio between February 2015 through May 2016 and Vice President and General Manager of the Tomato and Ingredient Portfolio between March 2012 through January 2015. In the past five years, Mr. Lindell has not served on any reporting issuer’s Board of Directors.

George Miketa (Age 54) serves as Chief Customer Officer for the Company. Prior to joining the Company in November 2017, Mr. Miketa was Senior Vice President of Sales, Private Brands for Conagra Foods, later acquired by Treehouse Foods, from 2015 to 2017. Between 2011 to 2015, he served as Executive Vice President of Sales for Flagstone Foods (acquired by Treehouse Foods) with a focus on private brands in snack nuts, trail mix, and dried fruit categories. Mr. Miketa also worked for Conagra Foods between 2001 to 2010, holding various positions including Vice President of Sales, Private Brands, Vice President Business Development, Snack Brands, and Vice President of Sales. In the past five years, Mr. Miketa has not served on any reporting issuer’s Board of Directors.

Susanne Schuster (Age 58) serves as Vice President of Internal Audit. Prior to joining the Company in November 2017, Ms. Schuster was Vice President of Assurance and Risk Advisory Services at Deluxe Corporation from 2005 to 2017. Between 2003 and 2005, Ms. Schuster was Director of Enterprise Risk Management at Best Buy Co., Inc. In the past five years, Ms. Schuster has not served on any reporting issuer’s Board of Directors.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Chris Whitehair (Age 53) serves as Senior Vice President of Operations. Prior to his appointment to this role in April 2017, Mr. White was Senior Vice President of Operations at Treehouse Foods since 2015. Before joining Treehouse Foods, Mr. Whitehair was employed by Conagra Foods as Vice President of Operations and Supply Chain for Private Brands between 2012 to 2015 and Vice President of Operations for Snacks and International between 2005 to 2012. In the past five years, Mr. Whitehair has not served on any reporting issuer’s Board of Directors.

[Remainder of page left intentionally blank]

you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING OF SHAREHOLDERS; SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the CBCA. For such proposals to be included in the Company’s proxy materials relating to its 2019 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 4, 2019. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company and providing the information required pursuant to the Advance Notice By-Law. Under SEC rules, notice of a nomination for the 2019 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices at least 30 days prior to the date fixed by the Company for its next annual meeting of shareholders as required by the Advance Notice By-Law (unless such meeting is convened on less than 50 days' notice, in which case notice of any such nomination must be provided not later than the tenth (10th) day following public notice of the meeting date). The proxy solicited by the Board for the 2019 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chair of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

SOLICITATION OF PROXIES

Proxies solicited in connection with this proxy statement are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Advisors has been retained by the Company as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. Shareholders can contact Kingsdale Advisors either by mail at Kingsdale Advisors, The Exchange Tower, 130 King Street West, Suite 2950, P.O. Box 361, Toronto, Ontario M5X 1E2, by toll-free telephone in North America at 1-877-659-1822 or collect call outside North America at 416-867-2272, or by e-mail at contactus@kingsdaleadvisors. The Company will pay Kingsdale Advisors a fee of approximately $30,250, plus reasonable out-of-pocket expenses, for these services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, the Notice and any additional solicitation material that the Company may provide to shareholders, as well as the fees of Kingsdale Advisors.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the Common Shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 30, 2017, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Beth McGillivary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended December 30, 2017.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We do not undertake any obligation to update our forward-looking statements after the date of this report for any reason, even if new information becomes available or other events occur in the future, except as may be required under applicable securities laws. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our Annual Report on Form 10-K for the year ended December 30, 2017 and in our periodic reports on Form 10-Q and Form 8-K.

Dated this 20th day of April, 2018.

By Order of the Board of Directors

/s/ David Colo
David Colo
President and Chief Executive Officer

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

Any questions and requests for assistance may be directed to the
Strategic Shareholder Advisor and Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleadvisors.com

North American Toll Free Phone:

1-877-659-1822

Email: contactus@kingsdaleadvisors.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Advisors at
1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

SunOpta

SUNOPTA INC.
2233 ARGENTIA ROAD, SUITE 401
MISSISSAUGA, ONTARIO
CANADA L5N 2X7

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 P.M. EDT on Tuesday, May 29, 2018 (or 4:00 P.M. on the afternoon before, excluding Saturdays, Sundays, and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 4:00 P.M. EDT on Tuesday, May 29, 2018 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY FAX - 1-866-623-5305 (FOR CANADIAN SHAREHOLDERS ONLY)
You may send your completed and signed Proxy by facsimile to the number above up until 4:00 P.M. EDT on Tuesday, May 29, 2018 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, adjournment or postponement of the meeting).

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 up until Tuesday, May 29, 2018.

The form of proxy should be signed in the exact name that appears on the form of proxy. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder. **Proxy will be voted as directed. If no voting preferences are indicated, this form of proxy will be voted as recommended by the Board of Directors. This proxy is solicited by the Board of Directors of SunOpta for use at the Annual Meeting of Shareholders.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E45230-P01624 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNOPTA INC.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 below and "FOR" the matters described in Proposals 2 and 3 below.

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Margaret Shân Atkins	☐	☐
1b. Dr. Albert Bolles	☐	☐
1c. Derek Briffett	☐	☐
1d. David J. Colo	☐	☐
1e. Michael Detlefsen	☐	☐
1f. Dean Hollis	☐	☐
1g. Katrina Houde	☐	☐
1h. Brendan Springstubb	☐	☐
1i. Gregg Tanner	☐	☐

If you wish to appoint someone other than Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, as your proxy, please check box here. Please do not check the box unless you want to exercise this option. ☐

	For	**Against**	**Abstain**
2. Appointment of Deloitte LLP	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

Authorized Signature(s) – This section must be completed for your instruction to be executed.
I/We authorize you to act in accordance with my/our instructions set above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E45231-P01624

SUNOPTA INC.

This proxy is solicited by the Board of Directors of SunOpta Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 2233 Argentia Road, Suite 401, Mississauga, Ontario, Canada L5N 2X7, on May 31, 2018 at 4:00 P.M. EDT, or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 4:00 P.M., EDT on Tuesday, May 29, 2018 (or 4 P.M. on the afternoon, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:

I/We, being registered shareholder(s) of the Company hereby appoint(s): Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, or either of them, both officers of the Company;

OR

Print the name of the person you are appointing as your proxy if this person is someone other than Robert McKeracher or Jill Barnett; ____________________

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows:

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in Proposals 2 and 3 on the reverse side.

Continued and to be signed on reverse side